As filed with the Securities and Exchange Commission on May 25, 2012

Securities Act File No. 033-45671

Investment Company Act File No. 811-06557

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 86	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 88	☒

RIDGEWORTH FUNDS

(Exact Name of Registrant as Specified in Charter)

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-784-3863

Julia Short

President

RidgeWorth Funds

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Name and Address of Agent for Service)

Copies to:

W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave., NW Washington, DC 20004-2541	Thomas S. Harman, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave., NW Washington, DC 20004-2541

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	On August 1, 2012 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

(LOGO)	FIXED INCOME FUNDS A, R, & I SHARES PROSPECTUS [August 1, 2012] Investment Adviser: RidgeWorth Investments®

	A Shares	R Shares	I Shares
Investment Grade Funds
Subadviser: Seix Investment Advisors LLC
• Core Bond Fund	STGIX	SCIGX	STIGX
Municipal Bond Funds
Subadviser: StableRiver Capital Management LLC
• Short-Term Municipal Bond Fund	SMMAX		CMDTX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(LOGO)

INVESTMENT GRADE FUNDS	1		PURCHASING, SELLING AND EXCHANGING FUND SHARES	18
CORE BOND FUND	1		MARKET TIMING POLICIES AND PROCEDURES	27
MUNICIPAL BOND FUNDS	5		DISTRIBUTION OF FUND SHARES	28
SHORT-TERM MUNICIPAL BOND FUND	5		SHAREHOLDER SERVICING PLANS	28
MORE INFORMATION ABOUT RISK	9		DIVIDENDS AND DISTRIBUTIONS	29
MORE INFORMATION ABOUT INDICES	14		TAXES	29
MORE INFORMATION ABOUT FUND INVESTMENTS	15		FINANCIAL HIGHLIGHTS	31
INFORMATION ABOUT PORTFOLIO HOLDINGS	15	BACK COVER	HOW TO OBTAIN MORE INFORMATION ABOUT RIDGEWORTH FUNDS
MANAGEMENT	15

[August 1, 2012]

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

INVESTMENT GRADE FUNDS

CORE BOND FUND

Summary Section

A Shares, R Shares and I Shares

Investment Objective

The Core Bond Fund (the “Fund”) seeks total return (comprised of capital appreciation and income) that consistently exceeds the total return of the U.S. dollar-denominated investment grade bond market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on [page         ] of the Fund’s prospectus and Rights of Accumulation on [page         ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	A Shares	R Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	4.75%	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	R Shares	I Shares
Management Fees[1]	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	0.30%	0.50%	None
Other Expenses	%	%	%

Total Annual Fund Operating Expenses	%	%	%

(1)	Adjusted to reflect a decrease in the Management Fees effective October 1, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$	$	$	$
R Shares	$	$	$	$
I Shares	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was % of the average value of its portfolio.

1

Principal Investment Strategies

The Fund invests in various types of income producing debt securities including mortgage- and asset-backed securities, government and agency obligations, and corporate obligations. The Fund may invest in debt obligations of U.S. and non-U.S. issuers, including investment grade rated emerging market debt. The Fund’s investment in non-U.S. issuers may at times be significant. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade fixed income securities. These securities will be chosen from the broad universe of available fixed income securities rated investment grade by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings or unrated securities that the Fund’s Subadviser, Seix Investment Advisors LLC (“Seix” or the “Subadviser”), believes are of comparable quality. A security’s rating will be governed by the Barclays Capital methodology as follows. When all three rating agencies provide a rating, Seix will assign the middle rating of the three. If only two of the three rating agencies rate the security, Seix will assign the lowest rating. If only one rating agency assigns a rating, Seix will use that rating. The Fund can hold up to 5% of its net assets in securities that are downgraded below investment grade. The Fund may also invest a portion of its assets in securities that are restricted as to resale.

The Subadviser anticipates that the Fund’s modified adjusted duration will generally range from 3 to 6 years, similar to that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s comparative benchmark. Duration measures a bond or Fund’s sensitivity to interest rate changes and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if rates change by 1%. Shorter duration bonds result in lower expected volatility. In selecting investments for purchase and sale, the Subadviser generally selects a greater weighting in corporate obligations and mortgage-backed securities relative to the Fund’s comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues.

In addition, to implement its investment strategy, the Fund may utilize Exchange Traded Futures to manage interest rate exposures. The Fund may also utilize Treasury Inflation Protected Securities (“TIPS”) opportunistically. The Fund will not buy or sell any other types of derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, OTC futures, credit linked notes, options, inverse floaters and warrants). The Fund may count the value of Exchange Traded Futures and TIPS towards its policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities.

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments and delays in enforcement of rights. These risks are increased for investments in emerging markets.

Futures Contract Risk: The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position and the lack of a liquid secondary market for the Fund’s position.

Leverage Risk: The use of exchange traded futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities, swings in interest rates, changes in default rates, or deteriorating economic conditions. During periods of declining asset values, mortgage-backed and asset-backed securities may face valuation difficulties, become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics.

2

If market interest rates increase substantially and the Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the security could underperform and affect the Fund’s net asset value.

Prepayment and Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decline in the Fund’s income.

U.S. Government Issuers Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. At the close of business on July 31, 2009, all outstanding C Shares converted to R Shares. R Share performance shown prior to that date is that of C Shares and has not been adjusted to reflect R Shares expenses. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2012 was %.

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2011)	1 Year	5 Years	10 Years
A Shares Returns Before Taxes
R Shares Returns Before Taxes
I Shares Returns Before Taxes
I Shares Returns After Taxes on Distributions
I Shares Returns After Taxes on Distributions and Sale of Fund Shares
Barclays Capital U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (1)

(1)

Effective September 30, 2011, the Fund changed its benchmark index to the Barclays Capital U.S. Aggregate Bond Index. The Subadviser believes the Barclays Capital U.S. Aggregate Bond Index better reflects the Fund’s investment style.

3

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Seix Investment Advisors LLC is the Fund’s Subadviser.

Portfolio Management

Mr. James F. Keegan, Chief Investment Officer and Chief Executive Officer, has been a member of the Fund’s management team since 2008. Mr. Adrien Webb, CFA, Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since 2004. Mr. Perry Troisi, Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since 2004. Mr. Michael Rieger, Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since 2007.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and R Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount
A Shares	$2,000
I Shares	None

Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion. There are no minimums for subsequent investments in R or I Shares.

Tax Information

The Fund’s distributions are generally taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

4

MUNICIPAL BOND FUNDS

SHORT-TERM MUNICIPAL BOND FUND

Summary Section

A Shares and I Shares

Investment Objective

The Short-Term Municipal Bond Fund (the “Fund”) seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital, primarily through investment in investment grade tax-exempt fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on [page     ] of the Fund’s prospectus and Rights of Accumulation on [page     ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	2.50%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees(1)	0.35%	0.35%
Distribution (12b-1) Fees	0.15%	None
Other Expenses	%		%
Acquired Fund Fees and Expenses(2)	%		%

Total Annual Fund Operating Expenses	%		%

(1)	Adjusted to reflect a decrease in the Management Fees effective April 10, 2012.
(2)

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s NAV and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$	$	$	$
I Shares	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [27]% of the average value of its portfolio.

5

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities. The Fund will invest primarily in short-term municipal securities. The Adviser defines short-term municipal securities as municipal securities with remaining maturities of 5 years or less. The issuers of these securities may be located in any U.S. state, territory or possession. The Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Fund may also invest a portion of its net assets in certain taxable debt securities.

In selecting investments for purchase and sale, the Fund’s Subadviser, StableRiver Capital Management LLC (“StableRiver” or the “Subadviser”), tries to manage risk as much as possible. Based on the Subadviser’s analysis of municipalities, credit risk, market trends and investment cycles, the Subadviser attempts to invest more of the Fund’s assets in undervalued market sectors and less in overvalued sectors taking into consideration maturity, sector, credit, state and supply and demand levels. The Subadviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Subadviser may retain securities if the rating of the security falls below investment grade and the Subadviser deems retention of the security to be in the best interests of the Fund.

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Municipal Securities Risk: Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets. The issues currently facing the national economy are negatively impacting the economic performance of many issuers of municipal securities. Municipal obligations may be more susceptible to downgrades or defaults during periods of economic stress, which could have an adverse effect on the market prices of municipal bonds and thus on the value of the Fund’s investments.

State Concentration Risk: The Fund’s concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies within Maryland.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
%	%

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2012 was %.

6

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2011)	1 Year	5 Years	10 Years
A Shares Returns Before Taxes	%	%	%
I Shares Returns Before Taxes	%	%	%
I Shares Returns After Taxes on Distributions	%	%	%
I Shares Returns After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (1)%		%	%
Barclays Capital U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)%		%	%

(1)

Effective April 10, 2012, the Fund changed its benchmark index to the Barclays Capital 1-5 Year Municipal Bond Index. The Subadviser believes the Barclays Capital 1-5 Year Municipal Bond Index better reflects the Fund’s investment style.

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). StableRiver Capital Management LLC is the Fund’s Subadviser.

Portfolio Management

Mr. Ronald Schwartz, CFA, Managing Director of StableRiver, and Ms. Dusty Self, Director of StableRiver, have co-managed the Fund since November 2011.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount
A Shares	$2,000
I Shares	None

Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund intends to distribute income that is exempt from regular federal income taxes. A portion of the Fund’s distributions may be subject to federal income taxes or to the federal alternative minimum tax.

7

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

8

MORE INFORMATION ABOUT RISKS

More Information About Principal Risks

Debt Securities Risk

All Funds

The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Treasury Inflation Protected Securities can also exhibit such price movements as a result of changing inflation expectations and seasonal inflation patterns.

Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk.

Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause a Fund’s income to decline. Income risk is generally higher for short-term bonds.

An additional risk of debt securities is reinvestment risk, which is the possibility that a Fund may not be able to reinvest interest or dividends earned from an investment in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond. Furthermore, pre-funded loans and issues may cause a Fund to reinvest those assets at a rate lower than originally anticipated.

Foreign Securities Risk

Core Bond Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political or economic developments, including nationalization or appropriation, unique to a country or region will affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.

The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investment. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. Currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

9

Futures Contract Risk

Core Bond Fund

The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position and the lack of a liquid secondary market for the Fund’s position.

Leverage Risk

Core Bond Fund

The use of exchange traded futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Mortgage-Backed and Asset-Backed Securities Risk

Core Bond Fund

Mortgage- and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage- or asset-backed secured and unsecured cash-flow producing assets such as automobile loans and leases, credit card receivables and other financial assets. The risks associated with these types of securities include: (1) prepayment risk that could result in earlier or later return of principal than expected and can lead to significant fluctuations in the value and realized yield of the securities; (2) liquidity/market risk which can result in higher than expected changes in security valuation and transactions costs especially in times of general market stress; and (3) credit risk that is associated with the underlying borrowers and can also be driven by general economic conditions which can result in the loss of invested principal.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of these securities generally will decline; however, when interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Municipal Securities Risk

Short-Term Municipal Bond Fund

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

In addition, the Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

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Prepayment and Call Risk

Core Bond Fund

During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decline in the Fund’s income.

State Concentration/Geographic Risk

Short-Term Municipal Bond Fund

To the extent that a Fund’s investments are concentrated in a specific geographic region, a Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting the Fund to additional risks.

U.S. Government Issuers Risk

Core Bond Fund

U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

More Information About Other Risks

Below Investment Grade Securities Risk

All Funds

High yield securities may be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy or highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal.

Derivatives Risk

All Funds

A derivative is a financial contract whose value adjusts in accordance with the value of one or more underlying assets, reference rates or indices. Derivatives (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) may be used to attempt to achieve investment objectives or to offset certain investment risks. These positions may be established for hedging, substitution of a position in the underlying asset or for speculation purposes. Hedging involves making an investment (e.g., in a futures contract) to reduce the risk of adverse price movements in an already existing investment position. Because leveraging is inherent in derivatives, the use of derivatives also involves the risk of leveraging. Risks involved with hedging and leveraging activities include:

•	The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•	A Fund may experience losses over certain market movements that exceed losses experienced by a fund that does not use derivatives.

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•	There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of derivatives used to hedge those positions.

•	There may not be a liquid secondary market for derivatives.

•	Trading restrictions or limitations may be imposed by an exchange.

•	Government regulations may restrict trading in derivatives.

•

The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by the creditworthiness of the counterparty and/or using an exchange as an intermediary.

Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities. In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.

The use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease on the value of a Fund’s portfolio securities. To limit leveraging risk, a Fund observes asset segregation requirements to cover fully its future obligations. By setting aside assets equal only to its net obligations rather than the full notional amount under certain derivative instruments, a Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.

Emerging Markets Risk

Core Bond Fund

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.

Exchange-Traded Fund Risk

All Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are investment companies that are bought and sold on a securities exchange. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to bearing expenses directly associated with its own operations, it will bear a pro rata portion of the ETF’s expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own shares of an ETF.

Floating Rate Loan Risk

Core Bond Fund

Investments in floating rate loans are subject to interest rate risk although the risk is less because the interest rate of the loan adjusts periodically. Investments in floating rate loans are also subject to credit risk. Many floating rate loans are rated below investment grade or are unrated. Therefore, the Fund relies heavily on the analytical ability of the Fund’s Subadviser. Many floating rate loans share the same risks as high yield securities, although these risks are reduced when the floating rate loans are

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senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate loans are often subject to restrictions on resale which can result in reduced liquidity. Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk. A loan may not be collateralized fully which may cause the loan to decline significantly in value.

One lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral. Investing in certain types of floating rate loans, such as revolving credit facilities and unfunded loans, creates a future obligation for a Fund. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to fully cover any future obligations.

Seix Investment Advisors LLC (“Seix”) currently serves as collateral manager to six collateralized loan obligation (“CLO”) funds that invest in bank loans. The trustees and custodians of the CLO funds are not affiliated entities of the Adviser or Seix. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC, for the purpose of purchasing high yield securities for subsequent sale to these same CLO funds. Each of these transactions is subject to the approval of the independent trustee of the applicable CLO fund. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO’s offering and disclosure documents.

In addition to the CLO funds, the Seix serves as subadviser to an unaffiliated registered fund and as investment manager to two unregistered funds that invest in bank loans. The custodian and adviser for the unaffiliated registered fund are not affiliated entities of the Adviser or Seix. The custodians and administrators for the two unregistered funds are not affiliated entities of the Adviser or Seix. There are no trustees for the unregistered funds. Only the offshore entities that are a part of one of the unregistered funds have independent boards of directors that are not affiliated entities of the Adviser or Seix. SunTrust Equity Funding, LLC does not purchase assets for the unregistered funds.

As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over a Fund.

Seix has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that a Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

Foreign Currency Risk

Core Bond Fund

Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s non-U.S. holdings whose value is tied to that particular currency.

Restricted Securities Risk

All Funds

Restricted securities may increase the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Adviser and Subadviser intend to invest only in restricted securities that they believe present minimal liquidity risk.

Securities Lending Risk

All Funds

A Fund may lend securities to approved borrowers, such as broker-dealers, to earn additional income. Securities lending risks include the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and a Fund is unable to recall the security timely, the Fund may be required to repurchase the security in the market place, which may result in a potential loss to shareholders. There is a risk that the Fund

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may not be able to recall securities on loan in sufficient time to vote on material proxy matters and it, therefore, may give up voting rights. In addition, as a general practice, a Fund will not recall securities on loan solely to receive income payments, which could result in an increase of a Fund’s tax obligation that is subsequently passed on to its shareholders. The Fund will, however, be entitled to receive income with respect to the collateral received in connection with the Fund’s securities lending activities and invested by the Fund.

Small- and Mid-Capitalization Companies Risk

Core Bond Fund

Small- and mid-capitalization companies may be either established or newer companies. Smaller companies may offer greater opportunities for gain. They also involve a greater risk of loss because they may be more vulnerable to adverse business or economic events, particularly those companies that have been in operation for less than three years. Smaller company securities may trade in lower volumes or there may be less information about the company which may cause the investments to be more volatile or to have less liquidity than larger company investments. They may have unseasoned management or may rely on the efforts of particular members of their management team to a great degree causing turnover in management to pose a greater risk. Smaller sized companies may have more limited access to resources, product lines, and financial resources. Small and mid-sized companies typically reinvest a large proportion of their earnings in their business and may not pay dividends or make interest payments for some time, particularly if they are newer companies.

Risk Information Common to RidgeWorth Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser or Subadviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s or Subadviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Subadviser does, you could lose money on your investment in a Fund, just as you could with other investments. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Each Fund’s investment goal may be changed without shareholder approval. Before investing, make sure that the Fund’s goal matches your own.

The Core Bond Fund is not managed to achieve tax efficiency. The Short-Term Municipal Bond intends to distribute tax-exempt income.

MORE INFORMATION ABOUT INDICES

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Barclays Capital U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

Barclays Capital 1-5 Year Municipal Bond Index is composed of tax-exempt bonds with maturities ranging between 1-6 years. The index has four main sectors: state and local general obligation bonds, insured bonds and pre-refunded bonds.

Barclays Capital U.S. Aggregate Bond Index measures the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage (“ARM”) pass-throughs), asset-backed securities and commercial mortgage-backed securities sectors.

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Barclays Capital U.S. Government/Credit Bond Index is the non-securitized component of the Barclays Capital U.S. Aggregate Index and includes U.S. Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-authority issues (i.e., agency, sovereign, supranational, and local authority debt), and U.S. dollar-denominated corporates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds’ primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ statement of additional information (“SAI”).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund’s objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser or its Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Each Fund may invest in other mutual funds for cash management purposes. When a Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.

Further, during certain interest rate environments, the gross yield of certain shares of money market funds may be less than the related expenses of that class. In these instances, shareholders of these Funds may not receive a monthly income payment, or may receive a much smaller payment than during a more typical interest rate environment.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their respective portfolio securities is available in the SAI.

MANAGEMENT

The Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Funds. The Board supervises the Adviser and Subadvisers and establishes policies that the Adviser and Subadvisers must follow in their fund related management activities. The day-to-day operations of the Funds are the responsibilities of the officers and various service organizations retained by the Funds.

Investment Adviser

(RIDGEWORTH LOGO)

RidgeWorth Investments, located at 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Funds. In addition to being an investment adviser registered with the Securities and Exchange Commission (the “SEC”), RidgeWorth is a money-management holding company with multiple style-focused investment boutiques. As of June 30, 2012, the Adviser had approximately $ billion in assets under management. The Adviser is responsible for overseeing the Subadvisers to ensure compliance with each Fund’s investment policies and guidelines, and monitors each Subadviser’s adherence to its investment style. The Adviser also executes transactions with respect to specific securities selected by StableRiver Capital Management LLC for purchase and sale by the Funds. The Adviser pays the Subadvisers out of the fees it receives from the Funds.

The Adviser may use its affiliates as brokers for Fund transactions.

An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund. Information regarding the Adviser’s, and thus each Fund’s, Proxy Voting Policies and Procedures is provided in the SAI. A copy of the Adviser’s Proxy Voting Policies and Procedures may be obtained by contacting the Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

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For the fiscal year ended March 31, 2012, the following Funds paid the Adviser advisory fees (after waivers) based on the respective Fund’s average daily net assets of:

Core Bond Fund	0.50	%*
Short-Term Municipal Bond Fund	0.55	%**

*	Effective October 1, 2011, the advisory fee payable to the Adviser was decreased to 0.25% of the Core Bond Fund’s average daily net assets.
**	Effective April 10, 2012, the advisory fee payable to the Adviser was decreased to 0.35% of the Short-Term Municipal Bond Fund’s average daily net assets.

The Adviser and each Subadviser have contractually agreed to waive fees and reimburse expenses until at least [August 1, 2012] in order to keep total annual operating expenses of the following Funds from exceeding the applicable expense cap shown. If at any point before August 1, 2014, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.

Fund	Share Class	Expense Limitation
Short-Term Municipal Bond Fund	I	0.65%
	A	0.80%

The following breakpoints are used in computing the advisory fee:

Average Daily Net Assets	Discount From Full Fee
First $500 million	None — Full Fee
Next $500 million	5%
Over $1 billion	10%

A discussion regarding the basis for the Board’s approval of the continuance of the investment advisory agreement with the Adviser appears in the Funds’ annual report to shareholders for the period ended March 31, 2012.

The SAI provides additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio manager, potential conflicts of interest and the portfolio manager’s ownership of securities in the Funds.

(SEIX INVESTMENT ADVISORS LOGO)

Seix Investment Advisors LLC (“Seix”)

10 Mountainview Road, Suite C-200

Upper Saddle River, New Jersey 07458

www.seixadvisors.com

Seix, established in 2008 as a wholly-owned subsidiary of RidgeWorth, is an investment adviser registered with the SEC. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as the institutional fixed income management division. As of June 30, 2012, Seix had approximately $ billion in assets under management.

Seix is a fundamental, credit driven fixed income boutique specializing in both investment grade and high yield bond management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 19 years. Seix is focused on delivering superior, risk-adjusted investment performance for its clients. Seix selects, buys and sells securities for the Funds it subadvises under the supervision of the Adviser and the Board.

The following individuals are primarily responsible for the day-to-day management of the following Funds.

Core Bond Fund

Seix utilizes a team management approach for the Core Bond Fund for which it acts as Subadviser. Seix is organized into teams of portfolio managers and credit analysts along sectors and broad investment categories, including government securities, corporate bonds, securitized assets, high yield bonds, high yield loans, emerging market debt, non-U.S. securities and global currencies. The senior portfolio managers are responsible for security selection, portfolio structure and rebalancing, compliance with stated investment objectives, and cash flow monitoring.

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Mr. James F. Keegan, Chief Investment Officer and Chief Executive Officer, has been a member of the Core Bond Fund’s management team since 2008, when he joined Seix. Mr. Keegan sets overall investment strategy and works with Mr. Troisi, Mr. Webb and Mr. Rieger on sector allocation for the Core Bond Fund. Prior to joining Seix, Mr. Keegan was a Senior Vice President at American Century Investments from 2006 to 2008, a private investor from 2003 through 2006, and the Chief Investment Officer of Westmoreland Capital Management, LLC from 2002 to 2003. Mr. Keegan has more than 29 years of investment experience.

Mr. Adrien Webb, CFA, Managing Director and Senior Portfolio Manager, has been a member of the Core Bond Fund’s management team for several years. Mr. Webb focuses primarily on high grade corporate bonds and related securities held in the Core Bond Fund. Mr. Webb joined Seix Investment Advisors, Inc., a predecessor of Seix, in 2000, where he served as Senior Portfolio Manager. Mr. Webb has co-managed the Core Bond Fund since 2004. Mr. Webb has more than 17 years of investment experience.

Mr. Perry Troisi, Managing Director and Senior Portfolio Manager, has been a member of the Core Bond Fund’s management team for several years. Mr. Troisi focuses primarily on United States government and agency bonds and related securities held in the Core Bond Fund. Mr. Troisi joined Seix Investment Advisors, Inc., a predecessor of Seix, in 1999, where he served as Senior Portfolio Manager. Mr. Troisi has co-managed the Core Bond Fund since 2004. He has more than 26 years of investment experience.

Mr. Michael Rieger, Managing Director and Portfolio Manager, has been a member of the Core Bond Fund’s management team since 2007, when he joined Seix. Mr. Rieger focuses primarily on securitized assets including mortgage-backed and asset-backed securities held in the Core Bond Fund. Prior to joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005. Mr. Rieger has co-managed the Core Bond Fund since 2007. Mr. Rieger has more than 25 years of investment experience.

(STABLERIVER CAPITAL MANANGEMENT LOGO)

StableRiver Capital Management LLC (“StableRiver”)

3333 Piedmont Road, Suite 1500

Atlanta, Georgia 30305

www.stableriver.com

StableRiver, a wholly-owned subsidiary of RidgeWorth, is an investment adviser registered with the SEC. The firm was established in 2008 after 23 years functioning as RidgeWorth’s fixed income investment management team. As of June 30, 2012, StableRiver had approximately $ billion in assets under management.

StableRiver focuses on delivering high-quality fixed income strategies to institutional investors. As the name suggests, StableRiver has a firmly established, steadfast investment process that follows a predictable course of action — even in unpredictable market cycles. The firm’s multi-faceted strategy employs top-down management with bottom-up security selection incorporating comprehensive risk management and compliance systems.

StableRiver is responsible for managing the portfolios of the Funds on a day-to-day basis and selecting the specific securities to buy, sell and hold for the Funds under the supervision of the Adviser and the Board. A discussion regarding the basis for the Boards’ approval of the investment subadvisory agreement appears in the Funds’ annual report to shareholders for the period ending March 31, 2012.

The following individuals are primarily responsible for the day-to-day management of the following Funds.

Mr. Ronald Schwartz, CFA, currently serves as Managing Director of StableRiver and of the Adviser since July 2000. He has co-managed the Short-Term Municipal Bond Fund since November 2011. He has more than 31 years of investment experience.

Ms. Dusty Self currently serves as Director of StableRiver and as Vice President of the Adviser since 1992. She has co-managed the Short-Term Municipal Bond Fund since November 2011. She has more than 18 years of investment experience.

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PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Shares, R Shares and I Shares of the Funds. Investors purchasing or selling shares through a pension or 401(k) plan should also refer to their Plan documents.

Participants in retirement plans must contact their Employee Benefits Office or their Plan’s Administrator for information regarding the purchase, redemption or exchange of shares. Plans may require separate documentation and the plan’s policies and procedures may be different than those described in this prospectus. Participants should contact their employee benefits office or plan administrator for questions about their specific accounts.

If your I Shares are held in a retirement plan account, the rules and procedures you must follow as a plan participant regarding the purchase, redemption or exchange of I Shares may be different from those described in this prospectus. Review the information you have about your retirement plan.

How to Purchase Fund Shares

Purchasing A Shares

You may purchase A Shares of the Funds through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for Fund share transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your financial institution or intermediary.

Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds.

Shareholders who purchase shares directly from the Funds may purchase additional Fund shares by:

•	Mail

•	Telephone (1-888-784-3863)

•	Wire

•	Fax (1-800-451-8377)

•	Automated Clearing House (“ACH”)

The Funds do not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or transfer agent, and the Fund can redeem shares you own in any of the Funds or in another identically registered RidgeWorth Funds account as reimbursement.

Purchasing R Shares

R Shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and other retirement plan platforms including brokers, dealers, banks, insurance companies, retirement plan record-keepers and others. R Shares require an agreement with the Funds prior to investment. The intermediary may charge a fee for its services. Please consult your intermediary to find out about how to purchase R Shares of the Funds.

R Shares may also be purchased by shareholders of the Core Bond Fund who owned C Shares in the Fund on July 31, 2009.

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Purchasing I Shares

The Funds offer I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. These accounts primarily consist of:

•	assets of a bona fide trust,

•	assets of a business entity possessing a tax identification number,

•	assets of an employee benefit plan,

•	assets held within select fee-based programs, or

•	assets held within certain non-discretionary intermediary no-load platforms.

Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees; or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Funds’ established criteria as described above.

As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Funds’ established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may differ from those imposed by the Funds. Please contact your financial institution or intermediary for complete details for purchasing I Shares.

I Shares may also be purchased directly from the Funds by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of:

•	RidgeWorth Funds,

•	Subadvisers to the RidgeWorth Funds, or

•	SunTrust Banks, Inc. and its subsidiaries.

Validation of current employment/service will be required upon establishment of the account. The Funds, in their sole discretion, may determine if an applicant qualifies for this program.

In-Kind Purchases — I Shares

Payment for I Shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for such Fund. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.

When Can You Purchase Shares? — A Shares, R Shares and I Shares

The Funds are open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The RidgeWorth Funds reserve the right to open one or more Funds on days that the principal bond markets (as recommended by the Securities Industry and Financial Markets Association are open even if the NYSE is closed. Each Fund calculates its net asset value per share (“NAV”) once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

If a Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m., Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m., it will be priced at the next Business Day’s NAV.

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The time at which transactions and shares are priced and the time until which orders are accepted may be changed if the NYSE closes early or if the principal bond markets close early on days when the NYSE is closed. For those Funds that open on days when the NYSE is closed, these times will be the time the principal bond markets close.

The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

You may be required to transmit your purchase sale and exchange orders to your financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows your financial institution or intermediary time to process your order and transmit it to the transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including your financial institution’s or intermediary’s internal order entry cut-off times, please contact your financial institution or intermediary directly.

A Fund may reject any purchase order.

How the Funds Calculate NAV — A Shares, R Shares and I Shares

NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that market prices or amortized cost valuation method are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, a Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board.

Minimum/Maximum Purchases — A Shares, R Shares and I Shares

To purchase A Shares for the first time, you must invest in any Fund at least:

Class	Dollar Amount
A Shares	$2,000

Your subsequent investments must be made in amounts of at least $1,000. The Funds may accept investments of smaller amounts for either class of shares at its discretion.

For investors who qualify to purchase R Shares and I Shares, there are no minimum or maximum requirements for initial or subsequent purchases.

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Systematic Investment Plan — A Shares and I Shares

If you have a checking or savings account with a bank, you may purchase A Shares automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more once or twice a month. Officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of the Adviser, the Subadvisers or SunTrust Banks, Inc. and its subsidiaries may also purchase I Shares. There is a minimum $25 investment for I Shares. The Funds may close your account if you do not meet this minimum investment requirement at the end of two years.

Customer Identification

Foreign Investors

To purchase A Shares and R Shares of the Funds, you must be a U.S. citizen, a U.S. resident alien, or a U.S. entity, with a U.S. tax identification number, and reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses). If you owned shares on July 31, 2006, you may keep your account open even if you do not reside in the U.S. or its territories, but you may not make additional purchases or exchanges.

The Funds do not generally accept investments in I Shares by non-U.S. citizens or entities. Investors in I Shares generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, residential street address, date of birth, and Social Security Number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close your account at the then-current day’s price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under U.S. federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

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Sales Charges — A Shares

Front-End Sales Charges — A Shares

The offering price of A Shares is the NAV next calculated after a Fund receives your request in proper form, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment

Investment Grade Funds

Core Bond Fund

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

*	RidgeWorth Distributors LLC (the “Distributor”) may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.50%.

Municipal Bond Funds

Short-Term Municipal Bond Fund

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	2.50%	2.56%
$50,000 but less than $100,000	2.25%	2.30%
$100,000 but less than $250,000	2.00%	2.04%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 and over	None	None

*	The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.50%.

Investments of $1,000,000 or more. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 0.50% if you redeem any of these A Shares within two years of purchase. Prior to September 1, 2011, shareholders paid a deferred sales charge of 1.00% on the redemption of these A Shares within one year of purchase. You will continue to pay the 1.00% deferred sales charge if you redeem, within one year, any of the A Shares that were purchased prior to September 1, 2011. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The deferred sales charge is calculated based on the lesser of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

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Waiver of Front-End Sales Charge — A Shares

The front-end sales charge will be waived on A Shares purchased:

•	through reinvestment of dividends and distributions;

•	through an account managed by an affiliate of the Adviser;

•	by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);

•

by employees, officers and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of the Adviser and its affiliates;

•	by current RidgeWorth Funds shareholders reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts IRAs;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed;

•

through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers; asset allocation, wrap or self-directed programs; that, under the terms of their respective agreements with the Distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) do not receive compensation derived from the front-end sales charge; or

•	by Trustees and officers of the RidgeWorth Funds.

Repurchase of A Shares

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the Taxes section of the SAI for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

Reduced Sales Charges — A Shares

Rights of Accumulation. You may take into account your accumulated holdings in all share classes of RidgeWorth Funds to determine the initial sales charge you pay on each purchase of A Shares. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing. The Funds may amend or terminate this right at any time. Please see the Funds’ SAI for details.

Letter of Intent. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the SAI for details.

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of shares of any class made by you, your spouse/domestic partner and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

You can also obtain this information about sales charges, rights of accumulation and Letters of Intent on the Funds’ website at www.ridgeworth.com.

Offering Price of Fund Shares — A Shares, R Shares and I Shares

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus any front-end sales charge. The offering price of R Shares and I Shares is simply the next calculated NAV.

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You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Funds’ website at www.ridgeworth.com.

How to Sell Your Fund Shares

Selling A Shares

If you own your A Shares through an account with a broker or other financial institution or intermediary, contact that broker, financial institution or intermediary to sell your shares. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Funds.

Shareholders who purchased shares directly from the Funds may sell their Fund shares by:

•	Mail

•	Telephone (1-888-784-3863)

•	Wire

•	Fax (1-800-451-8377)

•	ACH

Selling R Shares

Please consult your intermediary to find out about how to sell your R Shares of the Funds.

Selling I Shares

You may sell your I Shares on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required.

Holders of I Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request in proper form.

A Medallion Signature Guarantee¿ — A Shares, R Shares and I Shares

A Medallion Signature Guarantee by a bank or other financial institution (a notarized signature is not sufficient) is required to redeem shares:

•	made payable to someone other than the registered shareholder;

•	sent to an address or bank account other than the address or bank account of record; or

•	sent to an address or bank account of record that has been changed within the last 15 calendar days.

Other documentation may be required depending on the registration of the account.

¿	Medallion Signature Guarantee: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that changes to your account are in fact authorized by you. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program, (STAMP), Stock Exchange Medallion Program, (SEMP), or the New York Stock Exchange, Inc. Medallion Program, (NYSE MSP). Contact your local financial adviser or institution for further assistance.

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Sale Price of Fund Shares — A Shares, R Shares and I Shares

The sale price of each share will be the next NAV determined after the Funds receive your request, in proper form.

Systematic Withdrawal Plan — A Shares

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank.

Receiving Your Money — A Shares, R Shares and I Shares

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but a Fund may take up to seven days to pay the sale proceeds if making immediate payments would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your proceeds from the sale of A Shares can be wired to your bank account (subject to a fee) or sent to you by check. If you recently purchased your A Shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 10 calendar days from your date of purchase).

Each Fund tries to manage large redemption of positions in the Fund. However, large redemption by a shareholder holding a significant investment in a Fund may have adverse impact on the remaining shareholders in the Fund. For example, such a redemption may cause the Fund to (i) utilize outside sources of liquidity, which may be more costly, or (ii) liquidate securities that otherwise would not have been sold, potentially impacting the Fund’s performance and generating capital gains distributions.

Redemptions In-Kind — A Shares, R Shares and I Shares

The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares — A Shares

If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:

Class	Dollar Amount
A Shares	$2,000

The Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares — A Shares, R Shares and I Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Funds’ SAI.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting the Funds or your financial institution or intermediary by mail or telephone. For A Shares, exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (i) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.

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If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your funds have cleared (which may take up to 10 calendar days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days notice.

Exchanges

When you exchange shares, you are really selling your shares of one Fund and buying shares of another RidgeWorth Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange requests, in proper form.

A Shares

You may exchange A Shares of any Fund for A Shares of any other RidgeWorth Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a RidgeWorth Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into a RidgeWorth Fund with the same, lower or no sales charge there is no sales charge for the exchange.

The amount of your exchange must meet any initial or subsequent purchase minimums applicable to the RidgeWorth Fund into which you are making the exchange.

A Shares and I Shares

At any time, you may exchange your A or I Shares of a Fund for shares of the State Street Institutional Liquid Reserves Fund–Investment Class. Further, qualifying shares of the State Street Institutional Liquid Reserves Fund–Investment Class may be exchanged for A or I Shares of any Fund. You should read the State Street Institutional Liquid Reserves Fund–Investment Class prospectus prior to investing in that mutual fund. You can obtain a prospectus State Street Institutional Liquid Reserves Fund–Investment Class by calling 1-888-784-3863 or visiting our website at www.ridgeworth.com. The Funds reserve the right to reject any purchase order, including exchanges from any of the Funds or the State Street Institutional Liquid Reserves Fund–Investment Class without notice and regardless of size. Qualifying exchanges between the Funds’ A and C Shares and the State Street Institutional Liquid Reserves Fund–Investment Class are eligible for exchange into the Funds’ A without the imposition of the applicable front-end load.

If you purchased shares though a financial institution or intermediary please contact your financial institution or intermediary regarding the availability of this exchange privilege. Please note that you must meet the minimum investment requirements of the Fund and share class in to which you are exchanging. Exchanges from one Fund to another are taxable, including exchanges between the Funds and the State Street Institutional Liquid Reserves Fund–Investment Class.

Systematic Exchange Plan — A Shares and I Shares

For investors who qualify, a systematic exchange feature may be added to your account. Shareholders should contact their financial intermediary for more information on how to take advantage of this feature and the minimum investment requirements.

Cross Class Exchanges

You may exchange your shares for shares of a different class of the same Fund based on the NAV of each class next calculated after the Fund receives your exchange request in proper form. You must meet investor eligibility requirements applicable to the share class into which you are exchanging. If you have held your current shares for less than one year, any applicable CDSC will be assessed on your shares when you make the exchange. You may request an exchange by contacting the Funds at 1-888-784-3863 or the financial institution or intermediary through which your shares are held. The Funds may change, suspend or terminate this exchange privilege at any time.

Telephone Transactions — A Shares, R Shares and I Shares

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution or intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

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To redeem shares by telephone:

•	redemption checks must be made payable to the registered shareholder; and

•	redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. A Fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.

The Funds and/or their service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Funds’ Board. The Funds seek to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•

Shareholders are restricted from making more than one (1) “round trip” into and out of a Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Funds, the Adviser, the Subadviser or a shareholder servicing agent may be notified in writing of their designation as a Market Timer; and

•

The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. Purchase and redemption transactions submitted to the Funds by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Funds. Therefore, the Funds rely in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Funds’ efforts to detect and deter short-term trading. The Funds monitor trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If they detect suspicious trading activity, the Funds contact the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination. If a Fund believes that a Shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Funds cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading affected through these intermediaries. A Fund has the right to terminate an intermediary’s ability to invest in a Fund if excessive trading activity persists and a Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders. In addition to the Funds’ market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.

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DISTRIBUTION OF FUND SHARES

Distribution of Fund Shares Generally

From their own assets, the Adviser, the Subadviser or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, in addition to the fees that may be paid by a Fund, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related or Shareholder services.

The Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries to compensate them for marketing expenses they incur or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Adviser or the Subadviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Please refer to the SAI for more information regarding these arrangements.

Distribution Plan — A Shares and R Shares

The A Shares and R Shares of each Fund have each adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Broker-dealers who initiate and are responsible for selling C Shares may receive an initial payment at the time of sale of 1.00% and annual 12b-1 payout effective in the 13th month of 1.00%. Through the distribution plan, the Funds’ distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor. For A Shares, each Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board has only approved payment of up to the amount shown under “Current Approved Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.

	Maximum Fee	Current Approved Fee
Investment Grade Funds
Core Bond Fund	0.35%	0.30%
Municipal Bond Funds
Short-Term Municipal Bond Fund	0.15%	0.15%

The R Shares maximum distribution and service fee is 0.50% of the average daily net assets of a Fund’s R Shares.

The Funds may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

SHAREHOLDER SERVICING PLANS

With respect to the A Shares and I Shares of certain of the Funds, the A Shares and I Shares Shareholder Servicing Plan permits the A Shares and I Shares of that Fund to pay financial service firms for shareholder support services they provide, at a rate of up to 0.15% of the average daily net assets of each of the A Shares and I Shares of that Fund. The R Shares Shareholder Servicing Plan permits R Shares for certain of the Funds to pay specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of each of the R Shares of that Fund. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Shareholders of the Funds are entitled to receive dividends declared starting on the next business day after a purchase is received in good order.

Shareholders of the Funds are entitled to receive dividends declared on the day they are redeemed.

401(k) Plan participants will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of the Funds on the date the dividend or distribution is allocated by the Plan. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the Funds on the date the dividend or distribution is allocated.

TAXES

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. More information on taxes is in the Funds’ SAI.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan withdrawals, you should consult your tax advisor or plan administrator.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. A high portfolio turnover rate and a Fund’s use of certain derivatives may cause a Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for Shares of a different RidgeWorth Fund is treated the same as a sale. A transfer from one share class to another in the same RidgeWorth Fund should not be a taxable event.

Beginning in 2013, distributions from a Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” for this purpose does not include federally tax-exempt distributions (described below).

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

29

The Short-Term Municipal Bond Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable. While shareholders of state specific Funds may receive distributions that are exempt from that particular state’s income tax, such distributions may be taxable in other states where the shareholder files tax returns.

The Core Bond Fund expects to distribute primarily ordinary income dividends currently taxable at a maximum rate of 35%.

The Core Bond Fund expects that some portion of its distributions will represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

More information about taxes is in the SAI.

30

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by             . The Report of Independent Registered Public Accounting Firm for each period shown, along with the Funds’ financial statements and related notes, are included in the Funds’ Annual Reports to Shareholders for such periods. The 2012 Annual Report is available upon request and without charge by calling 1-888-784-3863 or on the Funds’ website at www.ridgeworth.com.

[To Be Filed By Amendment]

31

Investment Adviser:

RidgeWorth Investments

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

www.ridgeworth.com

Investment Subadvisers: Seix Investment Advisors LLC 10 Mountainview Road, Suite C-200 Upper Saddle River, NJ 07458 www.seixadvisors.com	StableRiver Capital Management LLC 3333 Piedmont Road, Suite 1500 Atlanta, GA 30303 www.stableriver.com

More information about the RidgeWorth Funds is available without charge through the following:

Statement of Additional Information (SAI):

The SAI includes detailed information about the RidgeWorth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports:

These reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

Telephone:	ShareholderServices
1-888-784-3863

Mail:

RidgeWorth Funds

P.O. Box 8053

Boston, MA 02266-8053

Website: www.ridgeworth.com

SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the RidgeWorth Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.

(RIDGEWORTH INVESTMENTS LOGO)

Collective Strength Individual Insight is a federally registered service mark of RidgeWorth Investments.

(RIDGEWORTH LOGO)	ALLOCATION STRATEGIES A, C, & I SHARES PROSPECTUS August 1, 2012 Investment Adviser: RidgeWorth Investments®

	A Shares	C Shares	I Shares
Investment Adviser: RidgeWorth Investments®
• Aggressive Growth Allocation Strategy	SLAAX	CLVLX	CVMGX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(RIDGEWORTH FLAG LOGO)

August 1, 2012

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Summary Section

A Shares, C Shares and I Shares

Investment Objective

The Aggressive Growth Allocation Strategy (the “Fund”) seeks to provide a high level of capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on [page     ] of the Fund’s prospectus and Rights of Accumulation on [page     ] of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses	%	%		%
Acquired Fund Fees and Expenses(1)	%	%		%
Total Annual Fund Operating Expenses	%	%		%
Fee Waivers and/or Expense Reimbursements (2)	( )%	( )%	(	)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	%	%		%

(1)

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

(2)

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for the A, C and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$	$	$	$
C Shares	$	$	$	$
I Shares	$	$	$	$

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
A Shares	$	$	$	$
C Shares	$	$	$	$
I Shares	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests pursuant to an asset allocation strategy in a combination of RidgeWorth Equity Funds and exchange-traded funds (“ETFs”) that invest in equities (together, “Underlying Equity Funds”), and, to a lesser extent, RidgeWorth Fixed Income Funds and ETFs that invest in bonds (together, “Underlying Fixed Income Funds”). The Fund invests between 70% and 90% of its assets in Underlying Equity Funds and between 10% and 30% of its assets in Underlying Fixed Income Funds (together, “Underlying Funds”). The Fund’s remaining assets may be invested in cash and cash equivalents, including unaffiliated money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper.

The Fund may invest in an Underlying Fund that:

•	invests in common stocks of real estate investment trusts (“REITs”) and companies principally engaged in the real estate industry.

•

invests in common stocks, other equity securities and debt instruments, including mortgage- and asset-backed instruments, of U.S. and non U.S. companies. The Underlying Funds may invest in companies of any size and in both developed and emerging markets.

•	invests in bank loans and other below investment grade instruments.

•

invests in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” which are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

In selecting a diversified portfolio of Underlying Funds, the Adviser analyzes many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses. The table below shows how the Adviser currently expects to allocate the Fund’s portfolio among asset classes. The table also shows the sectors within those asset classes to which the Fund may have exposure.

Asset Class	Investment Range (Percentage of the Aggressive Growth Allocation Strategy’s Assets)
Underlying Equity Funds	70-90%
U.S. Equities
International Equities
Emerging Market Equities
(All Market Capitalizations)
Underlying Fixed Income Funds	10-30%
U.S. Investment Grade Bonds
U.S. High Yield Bonds
U.S. Floating Rate Securities (including bank loans)
International Bonds
Emerging Market Bonds
Underlying Money Market Investments	0-20%

2

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of an investment in the Fund is based primarily on the performance of the Underlying Funds and the allocation of the Fund’s assets among them. The Adviser’s asset allocation decisions may not anticipate market trends successfully. The risks of the Fund will directly correspond to the risks of the Underlying Funds in which it invests. These risks will vary depending upon how the assets are allocated among the Underlying Funds. Certain risks associated with investing in the Underlying Funds are described in this section.

Asset Allocation Risk: Asset allocation risk is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or re-allocated.

Below Investment Grade Securities Risk: Securities that are rated below investment grade (sometimes referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard and Poor’s and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or that are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Exchange-Traded Fund Risk: The risk of owning shares of an ETF generally reflects the risk of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF’s management expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Foreign Securities Risk: Foreign securities, including depositary receipts such as American Depositary Receipts, involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. The Fund is also subject to the risk that foreign securities may underperform other segments of the equity market or the equity market as a whole.

Floating Rate Loan Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations.

Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

3

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities including difficult or frozen credit markets, swings in interest rates, changes in default rates, or deteriorating economic conditions. During periods of declining asset values, mortgage-backed and asset-backed securities may face valuation difficulties, become more volatile and/or illiquid. The risk of default is generally higher in the case securities backed by loans made to borrowers with “sub-prime” credit metrics.

Prepayment and Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called the Fund or an Underlying Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates resulting in unexpected capital loss and/or a decline in the Fund’s income.

Real Estate Investment Risk: The Fund or an Underlying ETF invests in companies that invest in real estate and is exposed to risks specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.

Small- and Mid-Capitalization Companies Risk: Small- and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established and may have limited resources, products and markets, and be less liquid.

U.S. Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

U.S. Government Issuers Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Value Investing Risk: Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued by the Fund or an Underlying Fund may actually be appropriately priced or remained undervalued.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

This bar chart shows changes in the performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
%	%
( / / )	( / / )

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2012 was %.

4

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2011)	1 Year	5 Years	10 Years
A Shares Returns Before Taxes	%	%	%
C Shares Returns Before Taxes	%	%	%
I Shares Returns Before Taxes	%	%	%
I Shares Returns After Taxes on Distributions	%	%	%
I Shares Returns After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)%		%	%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser

RidgeWorth Investments is the Fund’s investment adviser.

Portfolio Management

Mr. Alan Gayle, Managing Director of the Adviser, has managed the Fund since its inception.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Funds offer I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRAs or other tax qualified accounts)
I Shares	None

Subsequent investments in A or C Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT RISKS

More Information About Principal Risks

Asset Allocation Risk

The Fund’s particular asset allocation can have a significant effect on performance. Asset allocation risk is the risk that the selection of the Underlying Funds and the allocation of the Underlying Funds’ assets among the various market segments may cause the Fund to underperform other funds with similar investment objectives. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Below Investment Grade Securities Risk

Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P and Fitch or “Baa3” by Moody’s), or are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy or highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal.

Exchange-Traded Fund Risk

The Fund and the Underlying Funds may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are investment companies that are bought and sold on a securities exchange. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund or Underlying Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own shares of an ETF.

Debt Securities Risk

The prices of an Underlying Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa.

Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk.

Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause an Underlying Fund’s income to decline. Income risk is generally higher for short-term bonds.

6

An additional risk of debt securities is reinvestment risk, which is the possibility that an Underlying Fund may not be able to reinvest interest or dividends earned from an investment in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond. Furthermore, pre-funded loans and issues may cause an Underlying Fund to reinvest those assets at a rate lower than originally anticipated.

Floating Rate Loan Risk

Investments in floating rate loans are subject to interest rate risk although the risk is less because the interest rate of the loan adjusts periodically. Investments in floating rate loans are also subject to credit risk. Many floating rate loans are rated below investment grade or are unrated, therefore, an Underlying Fund relies heavily on the analytical ability of the Underlying Fund’s Subadviser. Many floating rate loans share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate loans are often subject to restrictions on resale which can result in reduced liquidity. Borrowers may repay principal faster than the scheduled due date which may result in an Underlying Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk. A loan may not be fully collateralized which may cause the loan to decline significantly in value.

One lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral. Investing in certain types of floating rate loans, such as revolving credit facilities and unfunded loans, creates a future obligation for an Underlying Fund. To avoid any leveraging concerns, an Underlying Fund will segregate or earmark liquid assets with the Underlying Fund’s custodian in amounts sufficient to fully cover any future obligations.

Seix Investment Advisors LLC (“Seix”), the Subadviser to the Seix Floating Rate High Income Fund, an Underlying Fund in which the Fund may invest, currently serves as collateral manager to six collateralized loan obligation (“CLO”) funds that invest in bank loans. The trustees and custodians of the CLO funds are not affiliated entities of the Adviser or Seix. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC for the purpose of purchasing high yield securities for subsequent sale to these same CLO funds. Each of these transactions is subject to the approval of the independent trustee of the applicable CLO fund. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO’s offering and disclosure documents.

In addition to the CLO funds, Seix serves as investment Subadviser to an unaffiliated registered fund and as investment manager to two unregistered funds that invest in bank loans. The custodian and adviser for the unaffiliated registered fund are not affiliated entities of the Adviser or Seix. The custodians and administrators for the two unregistered funds are not affiliated entities of the Adviser or Seix. There are no trustees for the unregistered funds. Only the offshore entities that are a part of one of the unregistered funds have independent boards of directors that are not affiliated entities of the Adviser or Seix. SunTrust Equity Funding, LLC does not purchase assets for the unregistered funds.

As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over an Underlying Fund.

Seix has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that an Underlying Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

Foreign Securities Risk

Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, unique to a country or region will affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. These risks are increased for investments in emerging markets.

7

Additional Risks of Foreign Securities:

•

Political and Economic Risks. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

•

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those that U.S. companies must meet. In addition, there may be less information publicly available about such companies.

•

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

•	Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

•

Custody/Sub-Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currencies. The laws of certain countries may limit the ability to recover such assets if the a foreign bank or depository, or an agent of the bank or depository, goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•

Currency Risk. Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect an Underlying Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying Fund to decline. Certain currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Underlying Fund’s non-U.S. holdings whose value is tied to that particular currency.

•

Emerging Markets Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.

Growth Stock Risk

Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Interest Rate Risk

Debt securities will generally lose value if interest rates increase. U.S. government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations.

Large-Capitalization Companies Risk

Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts.

Accordingly the value of large cap stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

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Leverage occurs when an Underlying Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, an Underlying Fund’s short sales effectively leverage the Underlying Fund’s assets. It is possible that the Underlying Fund may lose money on both long positions and short positions at the same time. The use of leverage may make any change in an Underlying Fund’s net asset value even greater and thus result in increased volatility of returns. An Underlying Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Underlying Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower an Underlying Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage- and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage or asset-backed secured and unsecured cashflow producing assets such as automobile loans and leases, credit card receivables and other financial assets. The risks associated with these types of securities include: (i) prepayment risk that could result in earlier or later return of principal than expected and can lead to significant fluctuations in the value and realized yield of the securities; (ii) liquidity/market risk which can result in higher than expected changes in security valuation and transactions costs especially in times of general market stress; and (iii) credit risk that is associated with the underlying borrowers and can also be driven by general economic conditions which can result in the loss of invested principal.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of these securities generally will decline; however, when interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In recent years, the market for mortgage-backed securities experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that mortgage-backed securities may continue to be more difficult to value and to dispose of than previously.

Prepayment and Call Risk

During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called the Fund or an Underlying Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates resulting in unexpected capital loss and/or a decline in the Fund’s income.

Real Estate Investment Risk

Investments in real estate related securities are subject to risks similar to those associated with direct ownership of real estate, and an investment in an Underlying Fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

In addition to the risks associated with investing in securities of real estate companies and real estate related companies, real estate investment trust (“REITs”) are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-

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liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Underlying Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expense and the Underlying Fund will bear a proportionate share of those expenses.

Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with larger company shares.

Small- and Mid-Capitalization Companies Risk

Small- and mid-capitalization companies may be either established or newer companies. Small-capitalization companies may offer greater opportunities for gain. They also involve a greater risk of loss because they may be more vulnerable to adverse business or economic events, particularly those companies that have been in operation for less than three years. Smaller company securities may trade in lower volumes or there may be less information about the company which may cause the investments to be more volatile or to have less liquidity than larger company investments. They may have unseasoned management or may rely on the efforts of particular members of their management team to a great degree causing turnover in management to pose a greater risk. Smaller sized companies may have more limited access to resources, product lines, and financial resources. Small- and mid-sized companies typically reinvest a large proportion of their earnings in their business and may not pay dividends or make interest payments for some time, particularly if they are newer companies.

U.S. Equity Securities Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold equity securities. Historically, the equity market has moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

U.S. Government Issuers Risk

U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Value Investing Risk

Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued by the Fund or an Underlying Fund may actually be appropriately priced or remained undervalued.

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More Information About Other Risks

Derivatives Risk

A derivative is a financial contract whose value adjusts in accordance with the value of one or more underlying assets, reference rates or indices. Derivatives (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) may be used to attempt to achieve investment objectives or to offset certain investment risks. These positions may be established for hedging, substitution of a position in the underlying asset or for speculation purposes. Hedging involves making an investment (e.g., in a futures contract) to reduce the risk of adverse price movements in an already existing investment position. Because leveraging is inherent in derivatives, the use of derivatives also involves the risk of leveraging. Risks involved with hedging and leveraging activities include:

•	The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•	An Underlying Fund may experience losses over certain market movements that exceed losses experienced by a fund that does not use derivatives.

•	There may be an imperfect or no correlation between the changes in market value of the securities held by an Underlying Fund and the prices of derivatives used to hedge those positions.

•	There may not be a liquid secondary market for derivatives.

•	Trading restrictions or limitations may be imposed by an exchange.

•	Government regulations may restrict trading in derivatives.

•

The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by the creditworthiness of the counterparty and/or using an exchange as an intermediary.

Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities. In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.

The use of derivatives may cause an Underlying Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Credit default swaps may involve greater risks than if an Underlying Fund had invested in the asset directly. An Underlying Fund may be more exposed to credit risk. In addition, an Underlying Fund may experience losses if the Underlying Fund’s investment Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Total return swaps could result in losses if their reference index, security or investments do not perform as anticipated.

Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease on the value of the Fund’s portfolio securities. To limit leveraging risk, the Fund observes asset segregation requirements to cover fully its future obligations. By setting aside assets equal only to its net obligations rather than the full notional amount under certain derivative instruments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.

Geographic Risk

To the extent that an Underlying Fund’s investments are concentrated in a specific geographic region, the Underlying Fund may be subject to the political and other developments affecting that region. Regional economies are often closely inter-related, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting the Underlying Fund to additional risks.

Restricted Security Risk

Restricted securities may increase the level of illiquidity in an Underlying Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Adviser and each Underlying Fund’s Subadvisers intend to invest only in restricted securities that they believe present minimal liquidity risk.

Securities Lending Risk

The Fund (and the Underlying Funds) may lend securities to approved borrowers, such as broker-dealers, to earn additional income. Securities lending risks include the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and the Fund is unable to recall the security timely, the Fund may be required to repurchase the security in the market place, which may result in a potential loss to shareholders. There is a risk that

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the Fund may not be able to recall securities on loan in sufficient time to vote on material proxy matters and it, therefore, may give up voting rights. In addition, as a general practice, the Fund will not recall securities on loan solely to receive income payments, which could result in an increase of the Fund’s tax obligation that is subsequently passed on to its shareholders. The Fund will, however, be entitled to receive income with respect to the collateral received in connection with the Fund’s securities lending activities and invested by the Fund.

Tracking Error Risk

Factors such as Fund and Underlying Fund expenses, imperfect correlation between the Fund’s investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund and Underlying Funds, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve their investment objective of accurately correlating to an index.

Risk Information Common to RidgeWorth Funds

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Fund’s investment goal may be changed without shareholder approval. Before investing, make sure that the Fund’s goal matches your own.

The Fund is not managed to achieve tax efficiency.

MORE INFORMATION ABOUT INDICES

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

S&P 500 Index is widely regarded as a gauge of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the statement of additional information (“SAI”).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund and each Underlying Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund or Underlying Fund will do so only if the Adviser or its Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

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The Fund may invest in other mutual funds for cash management purposes. When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

MANAGEMENT

The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Fund. The Board supervises the Adviser and establishes policies that the Adviser must follow in their fund related management activities. The day-to-day operations of the Fund are the responsibilities of the officers and various service organizations retained by the Fund.

Investment Adviser

(RIDGEWORTH LOGO)

RidgeWorth Investments, located at 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Fund. In addition to being an investment adviser registered with the Securities and Exchange Commission (the “SEC”), RidgeWorth is a money-management holding company with multiple style-focused investment boutiques. As of June 30, 2011, the Adviser had approximately $47.3 billion in assets under management. The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s respective investment program.

The Adviser may use its affiliates as brokers for Fund transactions.

An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser’s, and thus the Fund’s, Proxy Voting Policies and Procedures is provided in the SAI. A copy of the Adviser’s Proxy Voting Policies and Procedures may be obtained by contacting the Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

For the fiscal year ended March 31, 2012, the following Fund paid the Adviser advisory fees (after waivers) based on it’s average daily net assets of:

Aggressive Growth Allocation Strategy	%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep total annual operating expenses of the Fund from exceeding the applicable expense cap below. If at any point before August 1, 2015, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.

Fund	Share Class	Expense Limitation
Aggressive Growth Allocation Strategy	I	0.20%
	A	0.50%
	C	1.20%

The following breakpoints are used in computing the advisory fee:

Average Daily Net Assets	Discount From Full Fee
First $500 million	None - Full Fee
Next $500 million	5%
Over $1 billion	10%

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A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory agreement with the Adviser appears in the Fund’s annual report to shareholders for the period ended March 31, 2012.

Mr. Alan Gayle is primarily responsible for the day-to-day management of the Fund. Mr. Gayle has served as Managing Director of the Adviser since July 2000 and Director of Asset Allocation since March 2006. He has served as lead manager of the Fund since the Fund’s inception. He has more than 35 years of investment experience.

The SAI provides additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio manager, potential conflicts of interest and the portfolio manager’s ownership of securities in the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Shares, C Shares and I Shares of the Fund. Investors purchasing or selling shares through a pension or 401(k) plan should also refer to their Plan documents.

Participants in retirement plans must contact their Employee Benefits Office or their Plan’s Administrator for information regarding the purchase, redemption or exchange of shares. Plans may require separate documentation and the plan’s policies and procedures may be different than those described in this prospectus. Participants should contact their employee benefits office or plan administrator for questions about their specific accounts.

If your I Shares are held in a retirement plan account, the rules and procedures you must follow as a plan participant regarding the purchase, redemption or exchange of I Shares may be different from those described in this prospectus. Review the information you have about your retirement plan.

How to Purchase Fund Shares

Purchasing A Shares and C Shares

You may purchase A Shares and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for Fund share transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial institution or intermediary.

Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds.

Shareholders who purchase shares directly from the Fund may purchase additional Fund shares by:

•	Mail

•	Telephone (1-888-784-3863)

•	Wire

•	Fax (1-800-451-8377)

•	Automated Clearing House (“ACH”)

The Fund do not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or transfer agent, and the Fund can redeem shares you own in the Fund or in another identically registered RidgeWorth Funds account as reimbursement.

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Purchasing I Shares

The Fund offer I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. These accounts primarily consist of:

•	assets of a bona fide trust,

•	assets of a business entity possessing a tax identification number,

•	assets of an employee benefit plan,

•	assets held within select fee-based programs, or

•	assets held within certain non-discretionary intermediary no-load platforms.

Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees; or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Fund’s established criteria as described above.

As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Fund’s established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may differ from those imposed by the Fund. Please contact your financial institution or intermediary for complete details for purchasing I Shares.

I Shares may also be purchased directly from the Fund by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of:

•	RidgeWorth Funds,

•	Subadvisers to the RidgeWorth Funds, or

•	SunTrust Banks, Inc. and its subsidiaries.

Validation of current employment/service will be required upon establishment of the account. The Fund, in its sole discretion, may determine if an applicant qualifies for this program.

In-Kind Purchases — I Shares

Payment for I Shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.

When Can You Purchase Shares?

The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”).

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m., Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m., it will be priced at the next Business Day’s NAV.

The time at which transactions and shares are priced and the time until which orders are accepted may be changed if the NYSE closes early or if the principal bond markets close early on days when the NYSE is closed.

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The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

You may be required to transmit your purchase sale and exchange orders to your financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows your financial institution or intermediary time to process your order and transmit it to the transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including your financial institution’s or intermediary’s internal order entry cut-off times, please contact your financial institution or intermediary directly.

The Fund may reject any purchase order.

How the Funds Calculate NAV — A Shares, C Shares and I Shares

NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

In calculating NAV, the Fund generally values its Underlying Funds at the NAV reported by those Underlying Funds. Other portfolio securities are generally valued at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

Minimum/Maximum Purchases — A Shares, C Shares and I Shares

To purchase A Shares or C Shares for the first time, you must invest in any Fund at least:

Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000	($2,000 for IRAs or other tax qualified accounts)

Purchases of C Shares of the Fund requested in an amount of $1,000,000 or more will automatically be made in A Shares of the Fund.

Your subsequent investments must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion.

For investors who qualify to purchase R Shares and I Shares, there are no minimum or maximum requirements for initial or subsequent purchases.

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Systematic Investment Plan — A Shares, C Shares and I Shares

If you have a checking or savings account with a bank, you may purchase A Shares and C Shares automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more once or twice a month. If you are buying C Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Fund may close your account if you do not meet this minimum investment requirement at the end of two years.

Officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of the Adviser or SunTrust Banks, Inc. and its subsidiaries may also purchase I Shares through regular deductions from their bank account. There is a $25 minimum investment.

Customer Identification

Foreign Investors

To purchase A Shares and C Shares of the Fund, you must be a U.S. citizen, a U.S. resident alien, or a U.S. entity, with a U.S. tax identification number, and reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses). If you owned shares on July 31, 2006, you may keep your account open even if you do not reside in the U.S. or its territories, but you may not make additional purchases or exchanges.

The Fund does not generally accept investments in I Shares by non-U.S. citizens or entities. Investors in I Shares generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, residential street address, date of birth, and Social Security Number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under U.S. federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

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Sales Charges — A Shares and C Shares

Front-End Sales Charges — A Shares

The offering price of A Shares is the NAV next calculated after the Fund receives your request in proper form, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment.

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

*	RidgeWorth Distributors LLC (the “Distributor”) may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.75%.

Investments of $1,000,000 or more. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, for the Fund, you will pay a deferred sales charge of 0.75% if you redeem any of these A Shares within two years of purchase. Prior to September 1, 2011, shareholders paid a deferred sales charge of 1.00% on the redemption of these A Shares within one year of purchase. You will continue to pay the 1.00% deferred sales charge if you redeem, within one year, any of the A Shares that were purchased prior to September 1, 2011. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The deferred sales charge is calculated based on the lesser of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

Waiver of Front-End Sales Charge — A Shares

The front-end sales charge will be waived on A Shares purchased:

•	through reinvestment of dividends and distributions;

•	through an account managed by an affiliate of the Adviser;

•	by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);

•

by employees, officers and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of the Adviser and its affiliates;

•	by current RidgeWorth Funds shareholders reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed;

•

through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers;, asset allocation, wrap or self-directed programs; that, under the terms of their respective agreements with the Distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) not receive compensation derived from the front-end sales charge;

•	by Trustees and officers of the RidgeWorth Funds.

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Repurchase of A Shares

You may repurchase any amount of A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the Taxes section of the SAI for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

Reduced Sales Charges — A Shares

Rights of Accumulation. You may take into account your accumulated holdings in all share classes of RidgeWorth Funds to determine the initial sales charge you pay on each purchase of A Shares. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing. The Fund may amend or terminate this right at any time. Please see the Fund’s SAI for details.

Letter of Intent. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.

The Fund will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the SAI for details.

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse/domestic partner and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

You can also obtain this information about sales charges, rights of accumulation and Letters of Intent on the Fund’s website at www.ridgeworth.com.

Contingent Deferred Sales Charges (“CDSC”) — C Shares

You do not pay a sales charge when you purchase C Shares. The offering price of C Shares is simply the next calculated NAV. But, if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 1% of either (i) the NAV of the shares at the time of purchase, or (ii) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The Fund will use the first-in, first-out (FIFO) method to determine the holding period. So, you never pay a CDSC on any increase in your investment above the initial offering price. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions or to exchanges of C Shares of one Fund for C Shares of another Fund.

Waiver of CDSC

The CDSC will be waived if you sell your C Shares for the following reasons:

•	Death or Post-purchase Disablement (as defined in Section 72(m)(7) of the Internal Revenue Code)

•	You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;

•	You die or become disabled after the account is opened;

•	Redemption must be made within 1 year of such death/disability;

•	The Fund must be notified in writing of such death/disability at time of redemption request; and

•

The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor’s certificate specifically referencing disability as defined in 72(m)(7) of the Internal Revenue Code).

•	Shares purchased through dividend and capital gains reinvestment.

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•	Participation in the Systematic Withdrawal Plan described below:

•

Withdrawal not to exceed 10% of the current balance of the Fund in a 12 month period. The 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC, will be included in calculating the account value and 10% limitation amount.

•

If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge. In the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment.

•

To qualify for the CDSC waiver under the Systematic Withdrawal Plan the Fund account must have a minimum of $25,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.

•

Required mandatory minimum withdrawals made after 70  1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Internal Revenue Code or resulting from the tax free return of an excess distribution to an IRA. Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.

•	Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.

To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Fund.

The C Shares CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Fund. Please see the SAI for more information on this program.

The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation to them.

Offering Price of Fund Shares — A Shares, C Shares and I Shares

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus any front-end sales charge. The offering price of C Shares and I Shares is simply the next calculated NAV.

You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Fund’s website at www.ridgeworth.com.

How to Sell Your Fund Shares

You may sell your shares on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required.

Selling A Shares and C Shares

If you own your A Shares or C Shares through an account with a broker or other financial institution or intermediary, contact that broker, financial institution or intermediary to sell your shares. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund.

Shareholders who purchased shares directly from the Fund may sell their Fund Shares by:

•	Mail

•	Telephone (1-888-784-3863)

•	Wire

•	Fax (1-800-451-8377)

•	ACH

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Selling I Shares

You may sell your I Shares on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required.

Holders of I Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receive your request in proper form.

A Medallion Signature Guarantee¿ — A Shares, C Shares and I Shares

A Medallion Signature Guarantee by a bank or other financial institution (a notarized signature is not sufficient) is required to redeem shares:

•	made payable to someone other than the registered shareholder;

•	sent to an address or bank account other than the address or bank account of record; or

•	sent to an address or bank account of record that has been changed within the last 15 calendar days.

Other documentation may be required depending on the registration of the account.

¿

Medallion Signature Guarantee: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that changes to your account are in fact authorized by you. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program, (STAMP), Stock Exchange Medallion Program, (SEMP), or the New York Stock Exchange, Inc. Medallion Program, (NYSE MSP). Contact your local financial adviser or institution for further assistance.

Sale Price of Fund Shares — A Shares, C Shares and I Shares

The sale price of each share will be the next NAV determined after the Fund receives your request, in proper form, less, in the case of C Shares, any applicable CDSC.

Systematic Withdrawal Plan — A Shares and C Shares

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under “Waiver of the CDSC.”

Receiving Your Money — A Shares, C Shares and I Shares

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payments would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your proceeds from the sale of A Shares or C Shares can be wired to your bank account (your bank may charge for incoming wire transfers) or sent to you by check. If you recently purchased your A Shares or C Shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 10 calendar days from your date of purchase).

The Fund tries to manage large redemption of positions in the Fund. However, large redemption by a shareholder holding a significant investment in the Fund may have adverse impact on the remaining shareholders in the Fund. For example, such a redemption may cause the Fund to (i) utilize outside sources of liquidity, which may be more costly, or (ii) liquidate securities that otherwise would not have been sold, potentially impacting the Fund’s performance and generating capital gains distributions.

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Redemptions In-Kind — A Shares, C Shares and I Shares

The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares — A Shares and C Shares

If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:

Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000	($2,000 for IRAs or other tax qualified accounts)

The Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares — A Shares, C Shares and I Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Fund’s SAI.

How to Exchange Your Shares

You may exchange your Shares on any Business Day by contacting the Fund or your financial institution or intermediary by mail or telephone. For A Shares and C Shares, exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (i) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.

If you recently purchased shares by check, or through ACH, you may not be able to exchange your shares until your funds have cleared (which may take up to 10 calendar days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days notice.

Exchanges

When you exchange shares, you are really selling your shares of one Fund and buying shares of another RidgeWorth Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests, in proper form.

A Shares

You may exchange A Shares of any Fund for A Shares of any other RidgeWorth Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a RidgeWorth Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into a RidgeWorth Fund with the same, lower or no sales charge there is no sales charge for the exchange.

The amount of your exchange must meet any initial or subsequent purchase minimums applicable to the RidgeWorth Fund into which you are making the exchange.

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C Shares

You may exchange C Shares of any Fund for C Shares of any other RidgeWorth Fund. For purposes of computing the CDSC applicable to C Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.

A Shares, C Shares and I Shares

At any time, you may exchange your A, C or I Shares of the Fund for shares of the State Street Institutional Liquid Reserves Fund–Investment Class. Further, qualifying shares of the State Street Institutional Liquid Reserves Fund–Investment Class may be exchanged for A, C or I Shares of any Fund. You should read the State Street Institutional Liquid Reserves Fund–Investment Class prospectus prior to investing in that mutual fund. You can obtain a prospectus State Street Institutional Liquid Reserves Fund–Investment Class by calling 1-888-784-3863 or visiting our website at www.ridgeworth.com. The Fund reserves the right to reject any purchase order, including exchanges from the Fund or the State Street Institutional Liquid Reserves Fund–Investment Class without notice and regardless of size. Qualifying exchanges between the Fund’s A and C Shares and the State Street Institutional Liquid Reserves Fund–Investment Class are eligible for exchange into the Fund’s A and/or C Shares without the imposition of the applicable front-end load and/or CDSC.

If you purchased shares though a financial institution or intermediary please contact your financial institution or intermediary regarding the availability of this exchange privilege. Please note that you must meet the minimum investment requirements of the Fund and share class in to which you are exchanging. Exchanges from one Fund to another are taxable, including exchanges between the Fund and the State Street Institutional liquid Reserves Fund–Investment Class.

Systematic Exchange Plan — A Shares, C Shares and I Shares

For investors who qualify, a systematic exchange feature may be added to your account. Shareholders should contact their financial intermediary for more information on how to take advantage of this feature and the minimum investment requirements.

Cross Class Exchanges

You may exchange your shares for shares of a different class of the same Fund based on the NAV of each class next calculated after the Fund receives your exchange request in proper form. You must meet investor eligibility requirements applicable to the share class into which you are exchanging. If you have held your current shares for less than one year, any applicable CDSC will be assessed on your shares when you make the exchange. You may request an exchange by contacting the Fund at 1-888-784-3863 or the financial institution or intermediary through which your shares are held. The Fund may change, suspend or terminate this exchange privilege at any time.

Telephone Transactions — A Shares, C Shares and I Shares

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

To redeem shares by telephone:

•	redemption checks must be made payable to the registered shareholder; and

•	redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.

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The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. The Fund seeks to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•

Shareholders are restricted from making more than one (1) “round trip” into and out of the Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or their service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, the Adviser, a Subadviser to the RidgeWorth Funds or a shareholder servicing agent may be notified in writing of their designation as a Market Timer; and

•

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If they detect suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination. If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading effected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders. In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.

DISTRIBUTION OF FUND SHARES

Distribution of Fund Shares Generally

From their own assets, the Adviser or its affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, in addition to the fees that may be paid by the Fund, the Adviser, or its affiliates may pay fees from their own capital resources to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related or shareholder services.

The Adviser or its affiliates may pay fees from their own capital resources to financial intermediaries to compensate them for marketing expenses they incur or to pay for the opportunity to have them distribute the Fund. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

Please refer to the SAI for more information regarding these arrangements.

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Distribution Plan – A Shares and C Shares

The A Shares and C Shares of the Fund have each adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Broker-dealers who initiate and are responsible for selling C Shares may receive an initial payment at the time of sale of 1.00% and annual 12b-1 payout effective in the 13th month of 1.00%. Through the distribution plan, the Fund’s distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

For A Shares, the Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board has only approved payment of up to the amount shown under “Current Approved Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.

	Maximum Fee	Current Approved Fee
Aggressive Growth Allocation Strategy	0.35%	0.30%

For C Shares, the maximum distribution fee is 1.00% of the average daily net assets of the Fund.

The Fund may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority (FINRA).

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes their income quarterly. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

401(k) Plan participants will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of the Fund on the date the dividend or distribution is allocated by the Plan. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the Fund on the date the dividend or distribution is allocated.

TAXES

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes. Summarized below are some important tax issues that affect the Fund and their shareholders. This summary is based on current tax laws, which may change. More information on taxes is in the Fund’s SAI.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under U.S. federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan withdrawals, you should consult your tax advisor or plan administrator.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. A high portfolio turnover rate and the Fund’s or an Underlying Fund’s use of certain derivatives may cause the Fund to recognize higher amounts of

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short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different RidgeWorth Fund is treated the same as a sale. A transfer from one share class to another in the same RidgeWorth Fund should not be a taxable event.

Beginning in 2013, distributions from the Fund will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” for this purpose does not include federally tax-exempt distributions (described below).

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

The Fund expects to distribute primarily ordinary income dividends currently taxable at a maximum rate of 35%.

If you have a tax-advantaged or other retirement account you will generally not be subject to U.S. federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Fund’s SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by             . The Report of Independent Registered Public Accounting Firm for each period shown, along with the Fund’s financial statements and related notes, are included in the Fund’s Annual Reports to Shareholders for such periods. The 2012 Annual Report is available upon request and without charge by calling 1-888-784-3863 or on the Fund’s website at www.ridgeworth.com.

[To Be Filed By Amendment]

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Investment Adviser:

RidgeWorth Investments

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

www.ridgeworth.com

More information about the RidgeWorth Funds is available without charge through the following:

Statement of Additional Information (SAI):

The SAI includes detailed information about the RidgeWorth Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports:

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

Telephone:	Shareholder Services
1-888-784-3863

Mail:

RidgeWorth Funds

P.O. Box 8053

Boston, MA 02266-8053

Website: www.ridgeworth.com

SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the RidgeWorth Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.

STATEMENT OF ADDITIONAL INFORMATION

RIDGEWORTH FUNDS

[August 1, 2012]

Investment Adviser:

RIDGEWORTH INVESTMENTS

(the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of RidgeWorth Funds (the “Trust”) and should be read in conjunction with the Trust’s current prospectuses dated [August 1, 2012] as such prospectuses may be supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”). This SAI relates to each class of the following series of the Trust (each, a “Fund” and collectively, the “Funds”):

	A Shares	C Shares	I Shares	R Shares
Taxable Fixed Income Funds
Core Bond Fund*	✓		✓	✓
Tax-Exempt Fixed Income Funds
Short-Term Municipal Bond Fund**	✓		✓
Allocation Strategies
Aggressive Growth Allocation Strategy	✓	✓	✓

The Allocation Strategies are referred to herein as “Equity Funds” and the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are collectively referred to herein as the “Fixed Income Funds.”

This SAI is incorporated by reference into the Trust’s Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. A Prospectus may be obtained by writing to the Trust or calling toll-free 1-888-784-3863.

*	Effective September 30, 2011, the name of the Fund changed from Investment Grade Bond Fund to Core Bond Fund.
**	April 9, 2012, the name of the Fund changed from Maryland Municipal Bond Fund to Short-Term Municipal Bond Fund.

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”) and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. Each Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds’ respective investment objectives and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds’ applicable Prospectus under the “Investment Strategy” section and the associated risk factors. The Funds’ respective investment subadvisers (each, a “Subadviser” and collectively, the “Subadvisers”) will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds’ stated investment policies:

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) (ADRs, EDRs and GDRs are collectively, “Depositary Receipts”). Depositary Receipts are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a “depositary”). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. Depositary Receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Acquisitional/equipment lines (delayed-draw term loans). Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment or to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Asset-Backed Securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans or manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations. Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating a Fund’s industry concentration levels.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

For purposes of calculating Annual Fund Operating Expenses in a Fund’s Prospectus, direct or indirect fees associated with investing in structured products such as asset-backed securities are not included.

Bank Obligations. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when a Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

•

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

A Fund will not purchase obligations issued by the Adviser, Subadvisers, or their affiliates.

Borrowing. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper. Commercial paper is the term used to designate unsecured short term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Bonds. Convertible bonds are bonds, which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than nonconvertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as “busted” convertibles, and the associated risk more closely approximates that of similar debt without the conversion feature.

Corporate Issues. Corporate issues refer to debt instruments issued by private corporations or other business entities. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Fund will buy corporate issues subject to any quality constraints. Corporate issues may also be issued by master limited partnerships and real estate investment trusts (“REITs”).

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that in general is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Custodial Receipts. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

Debt Securities. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Dollar Rolls. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations. A Fund may also cover the transaction by means of an offsetting transaction or by other means permitted under the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder.

Equipment Trust Certificates (“ETCs”). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

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Commodity Equity Securities. Commodity equity securities represent equity securities of companies that principally engage in the energy, metals, and agriculture group of industries. These companies may include, for example, integrated oil companies; companies engaged in the exploration and production of oil and gas; companies primarily involved in the production and mining of coal, related products, and other consumable fuels; fertilizer and agricultural chemicals companies; producers of aluminum and related products; companies engaged in producing or extracting metals and minerals; producers of gold, precious metals and minerals, and related products; producers of iron and steel; manufacturers of timber and related wood and paper products; and producers of agricultural products, including crop growers, owners of plantations, and companies that produce and process foods.

Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Small and Mid-Cap Issuers. Generally, capitalization or market capitalization is a measure of a company’s size. Investing in equity securities of small and mid-cap companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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Equity-Linked Securities. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

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PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

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ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike

PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

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LYONS. Liquid Yield Option Notes (“LYONs”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like a Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by U.S. and non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Eurodollar and Yankee Dollar obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar and Yankee Dollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), iShares® and VIPERs®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also “Investment Company Shares” below).

Fixed Income Securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund’s net asset value.

Floating Rate Instruments. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Foreign Securities. Foreign securities may include U.S. dollar-denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, a Subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”). Of course, a Subadviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

Foreign Currency. A Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. A Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a foreign currency forward contract (“forward contract”). A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” - financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward contract “locks in” the exchange rate between the currency it will deliver and the currency it will receive at the maturity of the contract. A Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. In addition, the Fund may enter into forward contracts to gain exposure to foreign markets.

At or before settlement of a forward contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of a Fund into the currency. A Fund may close out a forward contract by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss.

A Fund may invest in a combination of forward contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated money market instruments with “long” forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, a Fund may invest in forward contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency. It also is possible, under certain circumstances that a Fund may have to limit its currency transactions to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency. At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

A Fund may also enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

When a Fund purchases or sells a forward contract, under applicable U.S. federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forward contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside or delivering assets equal to only its net obligation under “cash-settled” forward contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future.

A Fund may otherwise cover the transaction by means of an offsetting transaction or by other means permitted by the 1940 Act or the rules and SEC interpretations thereunder. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Funds reserve the right to modify their asset segregation policies in the future.

Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Forward Roll Transactions. To enhance current income, each Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA. However, on February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, each Fund may be subject to CFTC registration requirements, and the Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. Each Fund’s Adviser and Subadviser may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future, each Fund would comply with such new restrictions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, under applicable federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside or delivering assets equal to only its net obligation under “cash-settled” futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Guaranteed Investment Contracts (“GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

Hedging Techniques. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

High Yield Securities. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB- by Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”) and Fitch, Inc. (“Fitch”), or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include:

1.	High yield, lower rated bonds may involve greater risk of default than investments in investment grade securities (e.g., securities rated BBB- or higher by S&P and Fitch or Baa3 or higher by Moody’s) due to changes in the issuer’s creditworthiness.

2.	The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

3.	Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

4.	The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Fund’s Subadviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Fund’s Subadviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

Initial Public Offerings. A Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or Subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

Inverse Floaters. A Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Investment Company Shares. A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Under Section 12(d)(1) of the 1940 Act, a Fund may invest only up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, a Fund may exceed these limits if (i) the ETF or the Fund has received an order for exemptive relief from the 3%, 5%, or 10% limitations from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above.) The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to orders issued by the SEC to iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust and procedures approved by the Board, each Fund may invest in iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as may be amended, and any other applicable investment limitations. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund nor the iShares® Funds makes any representations regarding the advisability of investing in the Funds.

Investment Grade Obligations. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Subadviser). Securities rated BBB or Baa represents the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if its Subadviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer’s capacity to repay its obligation remains unchanged.

Leveraged Buyouts. A Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO limited partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Distributions attributable to gain from the sale of master limited partnerships may be taxed as ordinary income.

Medium-Term Notes. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Subadviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described in this SAI. For a description of ratings, see Appendix A to this SAI.

Mortgage-Backed Securities. A Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities (“MBS”) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial and reverse mortgage loans or other asset-backed securities (the “Underlying Assets”). Such securities may be issued by U.S. government agencies and government-sponsored entities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since such entities are considered to be instrumentalities of the United States. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBS until all other classes having an earlier stated maturity have been paid in full. An important feature of MBS is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict.

A reverse mortgage is a special type of home loan that lets a homeowner convert a portion of the equity in his or her home into cash. The equity built up over years of home mortgage payments can be paid to the borrower. But unlike a traditional home equity loan or second mortgage, no repayment is required until the borrower no longer uses the home as his or her principal residence. A reverse mortgage derives its name from the pattern of payments that is typically the reverse of a traditional mortgage loan used to buy a home. The three basic types of reverse mortgages are single purpose reverse mortgages, Federal Housing Administration (“FHA”) insured reverse mortgages and proprietary reverse mortgages. Single purpose reverse mortgages are offered only by some state and local government agencies and nonprofit organizations. FHA insured reverse mortgages, also known as Home Equity Conversion Mortgages, are the oldest and most popular reverse mortgage product and are insured by the federal government through FHA, a part of the U.S. Department of Housing and Urban Development. Proprietary reverse mortgages are private loans that are typically backed by the companies that originate them. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a “tranche” is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody’s. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs (“PAC Bonds”) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest only” security (“IO”) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Delegated Underwriting and Servicing (“DUS”) bonds are pools of multifamily housing loans issued by Fannie Mae. DUS bonds have significant call protection in the form of prepayment penalties. The most common structures at the time of issuance are seven-year balloons with 6.5 years of prepayment protection and 10-year balloons with 9.5 years of prepayment protection. Borrowers must pay a prepayment penalty to prepay the loan during the specified prepayment protection period. In the event of default there is no penalty passed on to the investor.

Municipal Forwards. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but, normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. See “When-Issued Securities and Forward Commitment Securities” for more information.

Municipal Lease Obligations. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities where the lease obligation is secured by the leased property and subject to renewal or termination by the issuer. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Municipal Securities. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund’s investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody’s, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody’s, are in the Subadviser’s judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification and industry concentration, pre-refunded bonds will be treated as governmental issues.

Municipal bonds generally must be rated investment grade by at least one national securities rating agency or, if not rated, must be deemed by the Subadviser to essentially have characteristics similar to those of bonds having the above rating. Bonds downgraded to below investment grade may continue to be held at the discretion of a Fund’s Subadviser. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from U.S. federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Subadviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Subadviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund will limit its put transactions to those with institutions that the Subadviser believe present minimum credit risks, and the Subadviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments that are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund’s investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

In response to the recent national economic downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from U.S. federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither a Fund nor its Subadviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Non-Publicly Traded Securities; Rule 144A Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid securities (usually 15% of a Fund’s net assets), unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by a Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to the Subadvisers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund’s investments in illiquid securities are subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Options. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it purchases or writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may trade put and call options on securities, securities indices or currencies, as its Subadviser determines is appropriate in seeking the Fund’s investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund’s use of options, including the following: (i) the success of a hedging strategy may depend on the Subadviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Other Investments. The Funds are not prohibited from investing in bank obligations issued by clients of the Funds’ administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser or any of the Funds’ Subadvisers.

Pay-In-Kind Securities. Pay-In-Kind securities are debt obligations or preferred stocks that pay interest or dividends in the form of additional debt obligations or preferred stock.

Preferred Stock. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for U.S. federal income tax purposes. A REIT primarily invests in real estate and real estate mortgages. If a corporation, trust or association meets the REIT requirements, it will be taxed only on its undistributed income and capital gains.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a lender or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Subadviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Subadviser, liquidity or other considerations so warrant.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Reverse Repurchase Agreements. A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Revolving Credit Facilities (“Revolvers”). Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.

A Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments. Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that Fund’s limitation on illiquid investments.

Securities Lending. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Fund. A Fund may pay a portion of the interest earned from the investment of collateral or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive from the borrower at least 100% cash collateral or equivalent securities of the type discussed in the preceding; (ii) the borrower must increase such collateral whenever the market value of the securities increases above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the Fund’s custodian); and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that in the event where a matter is presented for a vote on an issuer’s proxy which would have a material effect on a Fund or its investment, the Fund must attempt to terminate the loan and regain the right to vote the securities. Please refer to Appendix B-1: Proxy Voting Policy: Securities Lending Program for additional information with respect to the Funds’ policies for what constitutes a “material effect” with respect to the practice of recalling securities on loan for the sole purpose of voting proxies for such securities. There is a risk that the Fund may not be able to recall the security in sufficient time to vote on material proxy matters; however, the Fund will make a best faith effort where it has been determined that the outcome of such vote would have a “material effect” on a Fund or its investment. In addition, as a general practice, the Funds will not recall loans solely to receive income payments. See “Taxes” section of this SAI for information on the security lending program’s impact on treatment of income which could increase a Fund’s tax obligation which is subsequently passed on to its shareholders.

Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board-approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Senior Loans

Structure of Senior Loans. A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor. A Fund may invest up to 10% of its total assets in “Participations.” Loan participations are interests in loans to corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the underlying issuer of the loan, but a Fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

Participations by a Fund in a Loan Investor’s portion of a Senior Loan typically will result in a Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a participation, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller of the loan participation. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, a Fund may be regarded as a creditor of the seller of the loan participation (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the seller of the loan participation may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by a Fund may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to a Fund. In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, prepayment penalty, and assignment fees. When a Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by a Fund may include amendment fees. A Fund may have to pay an assignment to the Agent when it purchases or sells a Senior Loan via assignment.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and typically includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the

Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions, which are Loan Investors. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement a Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the Loan Investors. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of a Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect a Fund’s performance because a Fund should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on a Fund’s yield.

Other Information Regarding Senior Loans. From time to time a Subadviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which a Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

A Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for a Fund.

A Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. A Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate a Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court requires interest to be refunded, it could negatively affect a Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in loan collateral. If a Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, a Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Fund could also have to refund interest (see the prospectus for additional information).

A Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund’s purchase of a Senior Loan. A Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Fund’s investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Short Sales. A Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale “against-the-box” is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund is required to pay a premium or daily interest, which will increase the total cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, a Fund will: (a) earmark or maintain in a segregated account cash or liquid securities at such a level that (i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the current market value of the security sold short, or (b) otherwise cover a Fund’s short positions. Uncovered short sales incur a higher level of risk because to cover the short sale, the security may have to be purchased in the open market at a much higher price.

Short-Term Obligations. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

Standby Commitments and Puts. A Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Subadviser believes present minimal credit risks, and the Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other general unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to a Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Subadviser in accordance with credit-risk guidelines established by the Board.

Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.

Supranational Agency Obligations. Supranational Agency Obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

Swap Agreements. A Fund may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objective and strategies. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. The Loan Credit Default Swap Index (“LCDX”) is a specialized index of loan-only credit default swaps covering 100 individual companies that have unsecured debt trading in the broad secondary markets. Investments in SAMI and LCDX increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMI and LCDX is subject to liquidity in the secured loan and credit derivatives markets. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Fund’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their respective Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For purposes of each of the Fund’s requirements under Rule 12d3-1 (where, for example, a Fund is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Fund is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Fund’s total assets, both counterparty exposure and reference entity exposure will be reviewed where appropriate. The mark-to-market value will be used to measure the Fund’s counterparty exposure. With respect to reference entity exposure, the notional value of the swap will be used when protection is sold on the underlying reference entity. The mark-to-market value will be used when protection is bought on the underlying reference entity. Should the Fund acquire an interest in a swap that is traded on a centralized exchange, the Fund will not consider the counterparty to be an issuer for these purposes if it is determined that counterparty risk has been eliminated through use of the centralized exchange. Further, the Fund will use the same approach described above for Section 5b-1 to satisfy the Fund’s Subchapter M quarter-end requirements under the Internal Revenue Code. Exposure may be adjusted by appropriate offsets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Subadviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Tax Credit Bonds (“Build America Bonds”). Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy. At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35% of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs. This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.

Taxable Municipal Securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include “private activity bonds” that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility’s user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association (“SLMA”), Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates. SLMA can issue debt as a U.S. government agency or as corporation. If the debt is issued as a corporation, it is not considered a U.S. government obligation.

In April 2011, S&P changed its outlook on U.S. treasury securities from “stable” to “negative,” indicating the possibility of a downgrade from its current AAA rating of these securities. A downgrade of the ratings on U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy.

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FDIC-Backed Bonds. FDIC-Backed Bonds are senior unsecured debt obligations issued by banks, thrifts and some holding companies that participate in the FDIC’s Temporary Liquidity Guaranty Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies, in exchange for a fee to the FDIC. The debt must be issued on or before June 30, 2009, and coverage is limited to bonds with maturities of 30 days to three years. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPs”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

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Treasury Inflation Protected Notes (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

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Zero Coupon Obligations. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

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U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See “Mortgage-Backed Securities.”

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U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

Variable and Floating Rate Instruments. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

Warrant. A Warrant is a financial instrument that gives the holder the right, but not the obligation, to purchase a specified amount of an asset at a specified price during a specified period of time. A warrant may give its holder the right to buy shares of stock, bonds, currencies, or commodities. Index Warrants, a type of warrant, allows investors to take a direct position in a commodity, index, currency or economic variable. An example of an Index Warrant is a GDP Warrant, which is a bond that allows investors to invest directly in a country’s economic growth. A GDP Warrant creates long term securities that would be indexed on the economic growth of a country, or rather an economic zone (for example Euroland). Those securities would have two main purposes: (i) to give those countries or other issuers another source of financing, and a new financial management tool; and (ii) to give investors a hybrid asset which has some feature(s) of an equity security (variable return and/or capital, based on economic performances) while basically being a bond (it is a debt). In the case of a GDP Warrant, the index would be the Gross Domestic Product (GDP).

When-Issued Securities, Delayed Delivery and Forward Commitment Securities. When-Issued, Delayed Delivery and Forward Commitment Securities are securities with settlement dates in excess of normal settlement periods.

Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund is fully or almost fully invested when forward commitment, when-issued or delayed-delivery purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitment, when-issued and delayed-delivery purchases to increase its portfolio’s financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities for any securities with settlement dates in excess of normal settlement periods.

INVESTMENT LIMITATIONS

Except with respect to a Fund’s fundamental policy relating to borrowing and non-fundamental policy relating to liquidity, if a percentage limitation stated in the fundamental and non-fundamental policies below is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value will not result in a violation of such restriction.

Fundamental Policies

Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

In addition to the 80% investment policy of the Short-Term Municipal Bond Fund, the following investment limitations are fundamental policies of the Funds.

No Fund may:

1.	With respect to 75% of each Fund’s total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

2.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

3.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

4.	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

5.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.

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The Aggressive Growth Allocation Strategy may not invest more than 25% of its assets in underlying RidgeWorth Funds that, as a matter of policy, concentrate their assets in any one industry. However, it may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying RidgeWorth Funds. It may invest up to 100% of its assets in securities issued by investment companies.

6.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

8.	Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Non-Fundamental Policies

The following investment policies are non-fundamental policies of the Funds and may be changed by the Board without shareholder approval:

1.	With respect to each Fund that is subject to Rule 35d-1 under the 1940 Act, except the Short-Term Municipal Bond Fund, any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.

2.	No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3.	The Aggressive Growth Allocation Strategy currently does not intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions.

4.	The Aggressive Growth Allocation Strategy currently does not intend to sell securities short.

5.	The Aggressive Growth Allocation Strategy currently does not intend to purchase or sell futures contracts or put or call options.

THE ADVISER

General. RidgeWorth Investments serves as investment adviser to the Funds. RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc., a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is responsible for making investment decisions for the Aggressive Growth Allocation Strategy and continuously reviews, supervises and administers its investment program. With respect to the Core Bond Fund and Short-Term Municipal Bond Fund, the Adviser oversees the Subadvisers to ensure compliance with the respective Fund’s investment policies and guidelines and monitors each Subadviser’s adherence to its investment style. The Board supervises the Adviser with respect to its processes and policies and procedures that are applicable to the Adviser’s management of the Funds. The principal business address of the Adviser is 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Adviser is a partially-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”).

Advisory Agreement with the Trust. The Adviser serves as the investment adviser to each Fund pursuant to an agreement (the “Advisory Agreement”) with the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage commissions, and litigation and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund’s inability to qualify as a RIC under provisions of the Internal Revenue Code.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee at the specified annual rate of each Fund’s average daily net assets as listed in the table that follows. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Fund	Fee
Aggressive Growth Allocation Strategy	0.10%
Core Bond Fund*	0.25%
Short-Term Municipal Bond Fund**	0.35%

*	Effective October 1, 2011, the advisory fee for the Core Bond Fund was reduced from 0.50% to 0.25%.
**	Effective April 9, 2012, the advisory fee for the Short-Term Municipal Bond Fund was reduced from 0.55% to 0.35%.

The above fees are also subject to the following breakpoint discounts:

Equity and Fixed Income Funds:

First $500 million = none—no discount from full fee

Next $500 million = 5% discount from full fee

Over $1.0 billion = 10% discount from full fee

As discussed in the prospectuses, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the following advisory fees:

	Fees Paid (in thousands)($)			Fees Waived (in thousands)($)
Fund	2012	2011	2010	2012	2011	2010
Aggressive Growth Allocation Strategy		27	24		89	30
Core Bond Fund		1,938	2,210		—	—
Short-Term Municipal Bond Fund		158	173		—	—

Fund Services Agreement. The Adviser provides certain services required by the Funds, including (i) the review and approval of shareholder reports filed with the SEC, (ii) the oversight and management of the Trust’s primary service providers, (iii) periodic due diligence reviews of the Trust’s primary service providers, ( (iv) coordination and negotiation of all contracts and related pricing relating to the Trust’s primary service providers (v) coordination, performance of due diligence, and providing of information to the Independent Trustees relating to their review and selection of prospective primary service providers to the Trust, including contract negotiations, and (vi) the coordination of quarterly and special board meetings. As compensation for providing such services, each Fund pays an annual fee to the Adviser, representing a previously agreed upon portion of the salaries, bonuses and benefits related to the primary employees responsible for delivering such services (the “Services Fee”). For the fiscal year ended March 31, 2012, the Trust paid a Services Fee of $ to the Adviser.

Compliance Service Fees. The Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Adviser has designated a dedicated compliance staff and, prior to October 2010 and effective April 2011, an employee to serve as Chief Compliance Officer (“CCO”). For the fiscal year ended March 31, 2012, the Adviser received an annual fee totaling approximately $ for these services. Effective October 2010, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”) and Treasurer to the Trust under a PFO/Treasurer Services Agreement. For the fiscal year ended March 31, 2012, FMS received $ for these services. Neither FMS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FMS are also officers of the Trust.

THE SUBADVISERS

Each Subadviser is a professional investment management firm registered with the SEC under the Advisers Act. Each Subadviser, is a wholly-owned subsidiary of the Adviser.

Seix Investment Advisors LLC (“Seix”) serves as the subadviser to the Core Bond Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and Seix. For its investment subadvisory services, Seix is entitled to receive an annual fee paid by the Adviser equal to 60% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, Seix received the following subadvisory fees from the Adviser and for the fiscal year ended March 31, 2012 waived the following fees:

	Fees Paid or Waived (in thousands)($)
Fund	2012	2011 (Paid)	2011 (Waived)	2010
Core Bond Fund		1,163	—	1,326

StableRiver Capital Management LLC (“StableRiver”) serves as the subadviser to the Short-Term Municipal Bond Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and StableRiver. For its investment subadvisory services, StableRiver is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, StableRiver received the following subadvisory fees from the Adviser and for the fiscal year ended March 31, 2012 waived the following fees:

	Fees Paid or Waived (in thousands)($)
Fund	2012	2011 (Paid)	2011 (Waived)	2010
Short-Term Municipal Bond Fund		63	—	69

Each Subadviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

Investment Subadvisory Agreements. The Adviser and each Subadviser have entered into separate investment subadvisory agreements (each, an “Investment Subadvisory Agreement”) under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the respective Funds, subject to the supervision of, and policies established by, the Adviser and the Board. After an initial two-year term, the continuance of each Investment Subadvisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Investment Subadvisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than

30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. Each Investment Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE PORTFOLIO MANAGERS

Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). All information is as of March 31, 2012, except as otherwise noted.

Management of Other Accounts. The table below shows the number of other accounts managed by each portfolio manager and the approximate total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Total Assets in Accounts (in millions) ($) and Number of Accounts			Other Accounts with Performance-Based Fees
Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts	Number & Category	Total Assets (in millions) ($)
Alan Gayle
James Keegan
Michael Rieger
Ron Schwartz
Dusty Self
Perry Troisi
Adrien Webb

*	Includes the RidgeWorth Funds
CLO	Collateralized Loan Obligation
SMA	Separately Managed Account

Potential Conflicts of Interest in Managing Multiple Accounts. A portfolio manager’s management of both a Fund and the other accounts listed in the table above at the same time may give rise to potential conflicts of interest. If a Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold. Each Subadviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner the Subadviser believes is fair and equitable.

Portfolio Manager Compensation Structure.

Portfolio Managers of the Adviser and all Subadvisers. Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Fund’s investment performance. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and benchmark over multi-year periods, as applicable. Where portfolio managers are responsible for multiple Funds or other managed accounts, each is weighted based on its size and relative strategic importance to the Adviser and/or Subadviser. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually, and a portion of the bonus may be subject to a mandatory deferral which vests over three years subject to the terms of the Deferred Compensation Incentive Plan.

In addition, certain portfolio managers may also participate in the Adviser’s long-term stock plan or may receive a retention bonus/incentive guarantee for a fixed period when the Adviser and/or Subadviser deem it necessary to recruit or retain the employee.

All full-time employees of the Adviser and Subadvisers, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. Certain portfolio managers may also be eligible for additional retirement benefits under supplemental retirement plans upon reaching specified compensation levels of eligibility and approval by management.

Securities Ownership of Portfolio Managers. The table below shows the range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by the portfolio manager. The information is as of March 31, 2012, except as otherwise noted.

Portfolio Manager	RidgeWorth Fund(s) Managed	Range of Securities Owned ($)
Alan Gayle	Aggressive Growth Allocation Strategy
James Keegan	Core Bond Fund
Ron Schwartz	Short-Term Municipal Bond Fund
Dusty Self	Short-Term Municipal Bond Fund
Michael Rieger	Core Bond Fund
Perry Troisi	Core Bond Fund
Adrien Webb	Core Bond Fund

THE ADMINISTRATOR

General. State Street Bank and Trust Company serves as administrator (the “Administrator”) of the Trust. The Administrator, a Massachusetts corporation, has its principal business offices at 4 Copley Place, Boston, MA 02116. The Administrator provides administration services to other investment companies.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement dated August 30, 2010. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds’ activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002.

The Administration Agreement provides that it shall remain in effect until November 1, 2013 and shall continue in effect for successive one-year periods, unless terminated by either party on not less than 90 days written notice to the other party.

Under the Administration Agreement, the Administrator is entitled to receive an asset-based fee, which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Trust for administration services as follows: 0.01% on the first $35 billion of net assets, 0.0075% on the next $20 billion of net assets, 0.0050% on the next $10 billion of assets and 0.0025% on net assets thereafter. There is a minimum annual charge of $45,000 per fund.

Prior to August 30, 2010, Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the Trust’s administrator. Under the agreement between the Trust and Citi, Citi was entitled to receive (and may have waived a portion of) an asset-based fee for administration, fund accounting, transfer agency and shareholder services (expressed as a percentage of the combined average daily net assets of the Trust) of 0.0275% on the first $25 billion, 0.0225% on the next $5 billion, and 0.0175% on the amounts over $30 billion, plus an additional class fee of $3,057 per class annually, applicable to each additional class of shares over 145 classes of shares.

The following table shows administrative fees incurred by the Funds for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010:

	Fees Paid (in thousands)($)*			Fees Waived (in thousands)($)*
Fund	2012	2011	2010	2012	2011	2010
Aggressive Growth Allocation Strategy		13	11	—	—	87
Core Bond Fund		161	146	—	—	2
Short-Term Municipal Bond Fund		10	10		—	—

*	Prior to November 1, 2010, represents fees paid to, and fees waived by, as applicable, the prior administrator, Citi.

THE DISTRIBUTOR

The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the terms of the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor receives $3,500 per Fund per annum, with a minimum annual fee of $172,000 for the services it performs pursuant to the Distribution Agreement. In addition, each of A, C and R Shares of the respective Funds has a distribution and service plan (the “A Shares Plan,” “C Shares Plan” and “R Shares Plan,” respectively). Under the terms of the Distribution Agreement, the Trust is responsible for all compensation paid to the Distributor for distribution services as authorized under each Fund’s distribution plan. To the extent the Trust is not authorized to make such payments or has insufficient funds under the distribution plan to pay the Distributor, the Adviser, pursuant to a Distribution Services Agreement with the Distributor, shall compensation the Distributor for any distribution services.

The continuance of a distribution agreement must be specifically approved at least annually (i) by the vote of the trustees or by a vote of the shareholders of the funds and (ii) by the vote of a majority of the trustees who are not parties to such distribution agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. A distribution agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the trustees, the distributor, or, with respect to any fund, by a majority of the outstanding shares of that fund, upon 60 days written notice by either party. The Distributor has no obligation to sell any specific quantity of Fund shares.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Distributor received and retained sales loads on the sale of A Shares of each of the Funds, as shown in the following table:

	Aggregate Sales Charge Payable to Distributor (in thousands) ($)			Amount Retained by Distributor (in thousands) ($)
Fund	2012	2011	2010	2012	2011	2010
Aggressive Growth Allocation Strategy		4	7		0	1
Core Bond Fund		14	90		3	16
Short-Term Municipal Bond Fund		3	1		1	0

The Aggressive Growth Allocation Strategy pays the following amount (reallowance) of front-end sales charge to investment consultants (“Dealers”) as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but less than $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over*
5.00%	4.00%	3.00%	2.00%	1.75%	0.00%

*	While investments of more than $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.75% on such purchases. Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.75%
$3,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

The Core Bond Fund pays the following amount (reallowance) of front-end sales charge to Dealers as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but less than $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over**
4.00%	3.75%	2.75%	2.00%	1.75%	0.00%

**	While investments of more than $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 and above	0.25%

The Short-Term Municipal Bond Fund pays the following amount (reallowance) of front-end sales charge to Dealers as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but than less $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over***
2.25%	2.00%	1.75%	1.50%	1.25%	0.00%

***	While investments of more than $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 and above	0.25%

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Distributor received and retained sales loads on the sale of C Shares of each of the Funds, as shown in the following table (amounts designated as “—” are $0 or have been rounded to $0):

	Aggregate Sales Charges Payable to Distributor (in thousands) ($)			Amount Retained by Distributor (in thousands) ($)
Fund	2012	2011	2010	2012	2011	2010
Aggressive Growth Allocation Strategy		1	1		—	—
Core Bond Fund
Short-Term Municipal Bond Fund		—	1		—	—

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Distributor received and retained sales loads on the sale of R Shares of the Core Bond Fund, as shown below.

	Aggregate Sales Charges Payable to Distributor (in thousands) ($)
Fund	2012	2011	2010
Core Bond Fund			—

A Shares, C Shares and R Shares Distribution Plans

The Distribution Agreement and the A Shares Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees for furnishing services related to (a) the distribution and sale of shares of each Fund and (b) the shareholders servicing of A Shares of each Fund. The table below shows the maximum amount approved by the Board of Trustees as (i) aggregate fees for distribution and shareholder service activities and (ii) the maximum amount of the fee allocated for shareholder servicing.

Fund	Maximum A Shares Plan Distribution and Service Fee	Current A Shares Plan Distribution and Service Fee*	Maximum Amount of A Shares Plan Distribution and Service Fee Payable for Shareholder Services**
Aggressive Growth Allocation Strategy	0.35%	0.30%	0.25%
Core Bond Fund	0.35%	0.30%	0.25%
Short-Term Municipal Bond Fund	0.15%	0.15%	0.15%

*	The Board has currently approved the implementation of only the amounts shown in the column above. Payments under the A Shares Plan may not exceed the amounts shown above unless the Board approves the implementation of higher amounts.
**	Up to the amounts specified may be used to provide compensation for personnel, ongoing servicing and/or maintenance of shareholder accounts with respect to the A Shares of the applicable Fund.

In addition, the Distribution Agreement and the C Shares Plan adopted by the Trust provide that C Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distribution Agreement and the R Shares Plan provide that R Shares will pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to each Fund. In addition, C Shares and R Shares are subject to a service fee of up to 0.25% of the average daily net assets of the C Shares and R Shares of each applicable Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information to C Shares or R Shares shareholders or their customers who beneficially own C Shares or R Shares.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Shares Plan, C Shares Plan and R Shares Plan, in each case, in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Shares Plan, C Shares Plan and the R Shares Plan must be approved annually by a majority of the Trustees and by a majority of the disinterested Trustees. Distribution related expenditures under the A Shares Plan, C Shares Plan and R Shares Plan may support the distribution of any class or combination of classes of Shares of a Fund. The A Shares Plan, C Shares Plan and R Shares Plan require that quarterly written reports of amounts spent under the A Shares Plan, C Shares Plan and R Shares Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Shares Plan, C Shares Plan and R Shares Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees and of the disinterested Trustees.

There is no sales charge on purchases of C Shares or R Shares, but C Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement, the C Shares Plan and R Shares Plan, the C Shares and R Shares are subject to an ongoing distribution and service fee calculated on each Fund’s aggregate average daily net assets attributable to its C Shares or R Shares.

The following amounts paid to the Distributor by the Funds (including when they were Predecessor Funds, if applicable) under each Plan during the fiscal year ended March 31, 2012 were used as set forth below (no amounts were paid as Compensation to Underwriters, Compensation to Sales Personnel or Interest Carrying or Other Financing Charges):

Fund	Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or Other Financing Charges	Other Marketing Expenses
Aggressive Growth Allocation Strategy
Core Bond Fund
Short-Term Municipal Bond Fund

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the following amounts as compensation to broker-dealers pursuant to the A Shares Plan:

	Amount Paid (in thousands)($)
Fund	2012	2011	2010
Aggressive Growth Allocation Strategy		11	6
Core Bond Fund		75	82
Short-Term Municipal Bond Fund		7	5

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the amounts shown below as compensation to broker-dealers pursuant to the C Shares Plan. C Shares of the Core Bond Fund converted to R Shares effective August 1, 2009.

	Amount Paid (in thousands)($)
Fund	2012	2011	2010
Aggressive Growth Allocation Strategy		13	13
Core Bond Fund		0	43
Short-Term Municipal Bond Fund		0	18

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the amounts shown below as compensation to broker-dealers pursuant to the R Shares Plan.

	Amount Paid (in thousands)($)
Fund	2012	2011	2010
Core Bond Fund		38	45
Short-Term Municipal Bond Fund		0	0

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares, C Shares and R Shares purchased prior to August 1, 2005, unless otherwise agreed upon by the Distributor and such broker-dealer.

Fund	Annual Payout 12(b)-1 Effective Immediately (A Shares)*	Initial Payment - At Time Of Sale (C Shares)	Annual Payout 12(b)-1 Effective in the 13th Month (C Shares)**	Annual Payout 12(b)-1 Effective Immediately (R Shares)
Equity Funds
Aggressive Growth Allocation Strategy	0.25%	1.00%	1.00%	—
Fixed Income Funds
Core Bond Fund	0.25%	—	—	0.50%
Short-Term Municipal Bond Fund	0.15%	—	—	—

*	Initial Front End Sales Charge for A Shares ranges from 5.75% maximum to 1.50% depending on Fund and breakpoints (outlined in prospectus).
**	The C Shares Contingent Deferred Sales Charge (“CDSC”) will be waived for certain retirement plan providers (“Intermediary”) with whom the Trust has entered into an administrative arrangement under which the Intermediary agrees to provide certain recordkeeping or administrative services. Under such arrangements, the Trust will not pay an upfront commission. Rather, the Trust shall pay (or cause to be paid) asset-based compensation to the Intermediary of up to 1.00% annually of the average daily net assets of the plan assets invested in C Shares of the Funds (of which 0.25% consists of the Distribution Plan service fee). The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation due to them.

Broker-dealers who initiate and are responsible for selling C Shares beginning August 1, 2005, may receive an initial payment at the time of sale of 1.00% and annual 12(b)-1 payout effective in the 13th month of 1.00%. Merrill Lynch may receive an additional 0.25% payment at the time of sale related to C Shares of certain Funds. The Distributor uses fees it has received from both the distribution plan and from contingent deferred sales charges to make these upfront payments to broker-dealers. If, for any reason, there are insufficient fees available to the Distributor from the distribution plan and the contingent deferred sales charges, to make these payments, the Adviser will provide the Distributor prior to any such initial payment with funds that can, in turn, be used by the Distributor to make these upfront payments to broker-dealers.

Participation Payment Program. The Adviser, the Subadvisers and their affiliates may make payments to certain intermediaries for marketing support services, including business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to intermediaries that are registered as holders of record or dealers of record for accounts in a Fund. These payments are generally based on one or more of the following factors: average net assets of the Funds attributable to that intermediary, gross or net sales of the Funds attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. The Adviser, the Subadvisers and their affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the intermediary. As of June 30, 2012, the following firms were receiving participation payment program payments:

AIG Advisor Group	Morgan Stanley & Co., Inc.
Ameriprise Advisor Services, Inc.	UBS Financial Services, Inc.
Citigroup Global Markets, Inc.	Wells Fargo Advisors, LLC
Merrill Lynch Pierce Fenner & Smith, Inc.

Shareholder Servicing Plans

A and I Shares. The Trust has adopted a Shareholder Servicing Plan for the A Shares and I Shares of the Core Bond Fund (the “A Shares and I Shares Servicing Plans”). Under the A Shares and I Shares Servicing Plans, the Core Bond Fund may pay Intermediaries a fee of up to 0.15% of the average daily net assets attributable to the A Shares and I Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from a Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investment; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from a Fund

(such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xiii) providing such other similar services as a Fund or its shareholders may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations.

For the fiscal years ended March 31, 2012, March 31, 2011, and March 31, 2010, the Core Bond Fund made the following payments shown below.

	Amount Paid (in thousands) ($) (I Shares)			Amount Paid (in thousands) ($) (A Shares)
Fund	2012	2011	2010	2012	2011	2010
Core Bond Fund		17	5		—	6

R Shares. The Trust has adopted a Shareholder Servicing Plan for the R Shares of the Core Bond Fund (the “R Shares Servicing Plan”). Under the R Shares Servicing Plan, the Core Bond Fund may pay Intermediaries a fee of up to 0.25% of the average daily net assets attributable to the R Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from a Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investment; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as a Fund or its shareholders may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Core Bond Fund made the following payments shown below.

	Amount Paid (in thousands) ($)
Fund	2012	2011	2010
Core Bond Fund		6	—

THE TRANSFER AGENT

Boston Financial Data Services, Inc., Crown Colony Drive, Quincy, Massachusetts 02169, serves as the transfer agent and dividend paying agent to the Trust.

THE CUSTODIAN

State Street Bank and Trust Company (“State Street Bank”), 200 Clarendon Street, P.O. Box 642, Boston, MA, 02117-0642 serves as the fund accounting agent and custodian for the Trust pursuant to a Custodian Agreement dated August 30, 2010. State Street Bank is responsible for the safekeeping of the assets of the Funds (except for certain assets of the International Equity Fund and International Equity Index Fund) and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Funds.

State Street Bank also serves as the custodian and fund accounting agent for the collateral reinvestment account in which collateral on behalf of the Funds’ securities lending program is maintained.

Brown Brothers Harriman & Co. (“Brown Brothers”), 40 Water Street, Boston, MA 02109 serves as custodian for certain securities of the International Equity Fund. Brown Brothers is responsible for the safekeeping of the assets of this Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            , serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

TRUSTEES OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Board under the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing each of the Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Subadvisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Subadvisers, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser and Subadviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s CCO, personnel of the Adviser, Subadviser, and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Subadvisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and Subadvisers, the Board meets with the Adviser and Subadvisers to review the advisory services. Among other things, the Board regularly considers the Adviser’s and Subadvisers’ adherence to the Funds’ investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s and Subadvisers’ use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance issues and Fund, Adviser and Subadviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Subadvisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks relating to the valuation and liquidity of portfolio securities. The Funds’ Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements. From their review of these reports and discussions with the

Adviser, Subadvisers, Funds’ President, Funds’ Chief Financial Officer, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser, Subadvisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board of Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Dr. Sidney E. Harris serves as Chairman of the Board. In his role as Chairman of the Board, Dr. Harris, among other things, presides over board meetings; presides over executive sessions of the Independent Trustees; oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board or Independent Trustees determine from time to time.

The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, among other things, the amount of assets under management in the Trust, the number of Funds (and classes of shares) overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees, the Audit Committee and Governance and Nominating Committee, which are chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Funds’ Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 58	Trustee	Indefinite; since 2012	Audit Partner and Account Executive (since 1993); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP;	35	None

Jeffrey M. Biggar Age: 62	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2011); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	35	Multi-Manager Master Portfolios LLC (3 portfolios)

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
George C. Guynn Age: 69	Trustee	Indefinite; since 2008	Retired. President (1996-2006) and Chief Executive Officer (1995-2006) Federal Reserve Bank of Atlanta.	35	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods Inc.; Acuity Brands Inc.; Multi-Manager Master Portfolios LLC (3 portfolios)

Sidney E. Harris Age: 63	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	35	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios)

Warren Y. Jobe Age: 71	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	35	WellPoint, Inc; UniSource Energy Corp.

Connie D. McDaniel Age: 54	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	35	None

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Bentsen should serve as a Trustee because of his business, accounting and auditing experience, his knowledge of the financial services industry and his leadership roles as a Lead Area Managing Partner and Office Managing Partner with KPMG LLP provide him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

The Board has concluded that Mr. Biggar should serve as Trustee because of the experience he gained in a variety of roles with different financial and banking institutions, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2007.

The Board has concluded that Mr. Guynn should serve as Trustee because of his experience as a former President and Chief Executive Officer of the Federal Reserve Bank of Atlanta, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2008.

The Board has concluded that Dr. Harris should serve as Trustee because of his background in business, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Funds since 2004.

The Board has concluded that Mr. Jobe should serve as Trustee because of the business experience he gained in a variety of roles, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2004.

The Board has concluded that Ms. McDaniel should serve as Trustee because of her business, financial and auditing experience, her knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Trust since 2005.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees. The Board has established the following committees:

•

Audit Committee. The Board’s Audit Committee is composed exclusively of independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firms’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Messrs. Biggar, Harris and Bentsen, and Ms. McDaniel currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

•

Governance and Nominating Committee. The Board’s Governance and Nominating Committee is composed exclusively of independent Trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The purposes of the Governance and Nominating Committee are: to evaluate the qualifications of candidates for Trustee and to make recommendations to the Independent Trustees and the entire Board with respect to nominations for Trustee membership on the Board when necessary or considered advisable; to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board; to review periodically the size and composition of the Board and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to add to the membership of the Board; to review as necessary the committees established by the Board and to make recommendations to the Board; to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board and the Independent Trustees; to review periodically and make recommendations regarding ongoing Trustee education and orientation for new Trustees; to make recommendations regarding any self-assessment conducted by the Board; and to review as necessary any other similar matters relating to the governance of the Trust at the request of any Trustee or on its own initiative. While the Governance and Nominating Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by shareholders. A nomination submission must be sent in writing to the Governance and Nominating Committee, addressed to the Secretary of the Trust, and must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Nominating Committee. Messrs. Guynn, Harris and Jobe currently serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee meets periodically as necessary. The Governance and Nominating Committee met four during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of December 31, 2011. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Investment Companies Overseen By Trustee in Family of Investment Companies
Tim E. Bentsen*

Jeffrey M. Biggar	Core Bond Fund

George C. Guynn

Sidney E. Harris

Warren Y. Jobe

Connie D. McDaniel

*	Effective April 1, 2012, Mr. Bentsen became a Trustee of the Trustee.

As of June 30, 2012, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

Board Compensation.

Effective January 1, 2012, the Board approved a net 4.2% increase in the Trustees’ compensation structure. Each Trustee (except for the Chairperson of the Board) receives an annual retainer fee of $88,000 and a quarterly meeting fee of $6,500. Each Trustee may also receive a Special Interim Meeting Fee (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) of $3,800. For the Chairperson of the Board, the annual retainer fee, quarterly meeting fee and special interim meeting fee are $110,000, $8,125 and $4,750, respectively. Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chairperson of the Committee) receives a meeting fee of $3,150. The Chairperson of each Committee receives a meeting fee of $4,725.

Prior to January 1, 2012, each Trustee (except for the Chairperson of the Board) received an annual retainer fee of $84,000 and a quarterly meeting fee of $6,300. Each Trustee also received a Special Interim Meeting Fee (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) of $3,675. For the Chairperson of the Board, the annual retainer fee, quarterly meeting fee and special interim meeting fee were $105,000, $7,875 and $4,594, respectively. Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chairperson of the Committee) received a meeting fee of $3,150. The Chairperson of each Committee received a meeting fee of $4,725.

The aggregate compensation paid to each Trustee is allocated on a pro rata basis among each Fund based on the relative net assets of each Fund. The Funds also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The table below shows the compensation paid to the Trustees during the fiscal year ended March 31, 2012.

Name of Trustee	Aggregate Compensation from the Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust ($)
Tim E. Bentsen*
Jeffrey M. Biggar		N/A	N/A
George C. Guynn		N/A	N/A
Sidney E. Harris		N/A	N/A
Warren Y. Jobe		N/A	N/A
Connie McDaniel		N/A	N/A
Clarence H. Ridley**		N/A	N/A

*	Effective April 1, 2012, Mr. Bentsen became a Trustee of the Trust.
**	Mr. Ridley ended his tenure as a Trustee of the Trust on May 9, 2012.

TRUST OFFICERS

The officers of the Trust, their business addresses, their ages, and their principal occupations for the last five years are set forth below. The officers of the Trust who are employees of the Administrator may also serve as officers to one or more mutual funds for which the Administrator or its affiliates act as administrator or transfer agent. None of the officers receive compensation from the Trust for their services. Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Age: 39	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994 - 2004).

Joseph M. O’Donnell Age: 57	Executive Vice President and Chief Compliance Officer	One year; since April 2011	Chief Compliance Officer of the ING Funds (2004 – 2011); Executive Vice President of the ING Funds (2004 – 2011); Chief Compliance Officer of ING Investments, LLC (2006 – 2008 and October 2009 – 2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006 – 2008 and 2009 – 2011). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (2006).

Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 36	Treasurer and Chief Financial Officer	One year; since April 2012	Fund Principal Financial Officer, Foreside Management Services, LLC (2008 – present); Assistant Vice President, Citigroup Fund Services, LLC (2001 – 2008).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Benjamin T. Lowe Age: 34	Assistant Treasurer	One year; since March 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).

Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 40	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 1995).*

James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 37	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*

James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 46	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).

Julie Tedesco State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 54	Secretary and Chief Legal Officer	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).*

Odeh Stevens State Street Bank and Trust Company Mailstop JHT 1732 200 Clarendon Street Boston, MA 02116 Age: 43	Assistant Secretary	One year; since 2010	Vice President and Counsel, State Street Bank and Trust Company (since 2005). Legal Product Manager, Fidelity Investments (2000-2005).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on any day the New York Stock Exchange (“NYSE”) is open for business. The Trust reserves the right to open the Fixed Income Funds when the principal bond markets are open for business even if the NYSE is closed. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the Fed and the principal bond markets are closed on the same days that the NYSE is closed except for Good Friday. In addition, the Fed and the principal bond markets are closed on the days that Columbus Day and Veterans Day are observed.

It is currently the Trust’s policy to pay for all redemptions in cash; however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period. The Board of Trustees has adopted procedures which permit the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust’s investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust reserves the right to postpone payment or redemption proceeds for up to seven days if the redemption would harm existing shareholders. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or State Street Bank are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or employees of the Adviser and its affiliates. “Immediate Family” means a spouse/domestic partner, mother, father, mother-in-law, father-in-law or children (including step children) age 21 years or under. Currently, the front-end sales charge is waived on A Shares purchased by Trustees, employees of the Adviser, and its affiliates and their respective immediate family members.

The Trust will permit a conversion of C Shares of a Fund to A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold C Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.

Rights of Accumulation. In calculating the appropriate sales charge rate, rights of accumulation allow you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.

The Funds will combine the value of your current purchases with the current market value of any shares previously purchased for:

•	your individual account(s),

•	your spouse’s/domestic partner’s account(s),

•	joint account(s) with your spouse/domestic partner, and

•	your minor children’s trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. To be entitled to a reduced sales charge based on shares already owned, you must let the Funds know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse/domestic partner and/or children (and provide the children’s ages). A financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Reinvested dividends or capital gain distributions do not apply toward these combined purchases. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow the following amounts for the following Funds, of the total amount you intend to purchase:

5.75% for the Aggressive Growth Allocation Strategy;

4.75% for the Core Bond Fund; and

2.50% for the Short-Term Municipal Bond Fund.

DETERMINATION OF NET ASSET VALUE

General Policy. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except securities traded on NASDAQ), including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price, or if such prices are not available, the security will be valued at fair value as determined in good faith by the Board. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board.

The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) as provided by an independent pricing service approved by the Board.

Use of Third-Party Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. If a security price cannot be obtained from an independent pricing service, the Trust’s accounting agent will seek to obtain a bid price from at least one independent broker.

Investments in other investment companies are valued at their respective daily net asset values.

Amortized Cost Method of Valuation. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust’s prospectuses is not intended as a substitute for careful tax planning.

U.S. Federal Income Tax. This discussion of federal income tax considerations is based on the Internal Revenue Code and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. In order to qualify for treatment as a RIC under the Internal Revenue Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain) (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers, or of one or more qualified publicly traded partnerships, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the U.S. federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, that Fund will be subject to U.S. federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund’s current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fixed Income Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Fixed Income Funds do not expect to realize net-long term capital gains because the taxable Fixed Income Funds and the portion of such Funds’ distributions are expected to be eligible for the corporate dividends received deduction.

The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund’s portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. If a Fund participates in a securities lending transaction, to the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to such a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. Such income will also not be qualifying dividends eligible for the dividends received deduction for corporate investors. The Funds expect to use such substitute payments, if any, to satisfy a Fund’s expenses, and therefore expect that their receipt of substitute payments, if any, will not adversely affect the percentage of distributions qualifying as qualified dividend income. Withholding taxes accrued on dividends during the period that any security was not directly held by a Fund will not qualify as a foreign tax paid by a Fund and therefore cannot be passed through to shareholders. As a general practice, the Funds will not recall securities on loan solely to receive income payments to avoid potential tax consequences as no Fund is managed in a tax sensitive style.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Beginning in 2013, distributions from a Fund and gain realized on the sale or exchange of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” for this purpose does not include exempt interest dividends (described below).

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income (“UBTI”). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion. If a charitable remainder trust incurs any UBTI in a taxable year, all of its net income for the taxable year is subject to federal income tax.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for U.S. federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds his or her shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, a Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service (“IRS”) if the shareholder: (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the IRS, or (iii) has failed to provide the Fund with certain certifications that are required by the IRS, or (iv) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Tax-Exempt Funds

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay “exempt interest dividends,” as defined in Section 852(b)(5) of the Internal Revenue Code, to its shareholders.

As noted in its prospectus, the Short-Term Municipal Bond Fund intends to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder’s gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the “AMT”) imposed by Section 55 of the Internal Revenue Code. The AMT is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The AMT may be imposed in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the AMT for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Internal Revenue Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the AMT.

Distributions of exempt-interest dividends may result in additional U.S. federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U.S. will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Internal Revenue Code.

A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to such users) of facilities financed by industrial development or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Internal Revenue Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the U.S. federal income tax status of all distributions.

In certain cases, a Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the IRS if the shareholder: (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the IRS, or (iii) has failed to provide the Fund with certain certifications that are required by the IRS, or (iv) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2012, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after December 2010 are not subject to expiration.

	Expires
Fund	2012($)	2013($)	2014($)	2015($)	2016($)	2017($)	2018($)	2019($)
Aggressive Growth Allocation Strategy		—	—	—	—	—	1,018	—

State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for U.S. federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA and Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Foreign Taxes. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

FUND TRANSACTIONS

Brokerage Transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board, the Adviser or Subadviser is responsible for placing the orders to execute transactions for a Fund.

In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. Where possible, the Adviser or the Subadviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. While the Adviser or the Subadviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available due to reasons described herein.

The money market securities in which the Funds invest are traded primarily in the OTC market. Money market and debt securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Certain Funds may also enter into financial futures and option contracts, which normally involve brokerage commissions. The cost of executing fixed income portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid ($)
Fund	2012	2011	2010
Aggressive Growth Allocation Strategy		1,256	0
Core Bond Fund		0	0
Short-Term Municipal Bond Fund		0	0

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser or Subadviser may select a broker based upon brokerage or research services provided to the Adviser or Subadviser. The Adviser or Subadviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser or Subadviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or Subadviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser or Subadviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information, which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Subadviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Subadviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Subadviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser or Subadviser under the Advisory or Subadvisory Agreement. Any advisory or other fees paid to the Adviser or Subadviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or Subadviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Subadviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Subadviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Subadviser faces a potential conflict of interest, but the Adviser or Subadviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Subadviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Subadviser:

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2012	2011	2010	2012	2011	2010
Aggressive Growth Allocation Strategy		0	0		0	0
Core Bond Fund		0	0		0	0
Short-Term Municipal Bond Fund		0	0		0	0

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Subadviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” For those transactions not occurring on an exchange, the rules generally require that no more than two percent be charged if the sale is effected in connection with a secondary distribution or more than one percent of the purchase or sale price if the sale is effected otherwise. The Trustees, including those who are not “interested persons” of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

The following table shows the value of the aggregate holdings of securities by issuers’ of the Funds’ “regular” brokers or dealers (as defined in the 1940 Act) as of March 31, 2012:

Fund	Dollar Amount of Securities Held as of March 31, 2012
Core Bond Fund
Credit Suisse Group
Goldman Sachs & Co.
HSBC Securities, Inc.
JPMorgan Chase & Co.
Morgan Stanley

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. Each Fund’s portfolio turnover rate for the fiscal years ended March 31, 2012, 2011 and 2010 is shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook.

	Turnover Rate (%)
Fund	2012	2011	2010
Aggressive Growth Allocation Strategy		19	23
Core Bond Fund		121	99
Short-Term Municipal Bond Fund		33	35

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s CCO to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles and as further described below.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room. Information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330. The Funds’ Annual Reports and Semi-Annual Reports are available, free of charge, on the Trust’s website at www.ridgeworth.com.

The Trust’s website will provide portfolio holdings for each Fund on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Information will remain available until updated.

Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3863, or write to the Trust at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053.

In addition to information provided to shareholders and the general public, from time to time, rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. In most cases, the Trust’s Administrator provides portfolio holdings information to ratings agencies. Institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio, along with related performance attribution statistics. The Trust believes that these third parties, which include affiliated persons, have legitimate objectives in requesting such portfolio holdings information. The Trust may also disclose the portfolio holdings to broker-dealers in order to allow the Funds to potentially sell portfolio securities. The Trust’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is by contractual agreement (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions.

The Trust requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds. Specifically, the confidentiality agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities for their own benefit based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds.

In addition, the Trust’s service providers, such as the custodian, securities lending agent, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. Financial printers, proxy voting service providers and pricing vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds. The Funds operations are dependent on the services performed by these service providers. Persons employed by these service providers are not required to sign and return a confidentiality agreement if, in the course of normal business, the holdings information of the Funds is disclosed, based on the assumption that such persons generally are bound by confidentiality under their respective service agreements. Likewise, certain “temporary insiders,” such as legal counsel and accountants, will not be asked to sign a confidentiality agreement, based on the assumption that they are subject to professional duties of confidentiality.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of the Funds, each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the U.S. federal securities laws.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Subadvisers and Foreside Financial Group, LLC on behalf of its subsidiaries have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. The Code of Ethics adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts, including securities that may be purchased or held by the Trust. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Adviser and the Subadvisers are generally prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadvisers are required to obtain approval before investing in limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, summaries of which are included in Appendix B to this SAI.

Information regarding how the Funds’ voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds’ proxy voting record, along with the Funds’ full proxy voting policies and procedures, is available on the Funds’ website at www.ridgeworth.com, without charge upon request by calling 1-888-784-3863, or by writing to the Funds at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053. The Funds’ proxy voting record is also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements for the Trust’s fiscal year ended March 31, 2012, including notes thereto and the reports of              thereon, are incorporated into this SAI by reference from the 2012 Annual Report to Shareholders. Copies of the 2011 Annual Report will be provided without charge to each person receiving this SAI.

5% AND 25% SHAREHOLDERS

As of June 30, 2012, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Funds. The nature of ownership for each position listed is “Record” unless otherwise indicated. The Trust believes that most of the shares of the Funds were held for the record owner’s fiduciary, agency or custodial customers. An asterisk (*) indicates a beneficial owner.

Fund/Class	Percent of the Class Total Assets Held by the Shareholder

As of June 30, 2011, the following entities held of record more than 25% of the outstanding shares of a Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the Investment Company Act) of the applicable Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of the applicable Fund.

Fund	Percentage of Ownership

APPENDIX A

INVESTMENT RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities. Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Standard & Poor’s (“S&P”)

Short-Term Municipal Obligations

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Variable Rate Demand Notes and Tender Option Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Short-Term Obligations

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S& P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Long-Term Obligations

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.

U.S. Municipal Short-Term Debt and Demand Obligations

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: Denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Rate Demand Obligations (VRDOs)

In the case of VRDOs, a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: Denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: Denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: Denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: Denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Variable Rate Demand Notes and Tender Option Bonds

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP)

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay shortterm obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Obligations

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings

Short-Term Debt Obligations

F1: Highest short-term credit quality - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality - Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality - The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk - Default is a real possibility.

RD: Restricted default - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default - Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Debt Obligations

AAA: Highest credit quality - ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality - ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality - ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality - ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative- ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative - ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk - Default is a real possibility.

CC: Very high levels of credit risk - Default of some kind appears probable.

C: Exceptionally high levels of credit risk- Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default - ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default - ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX B

(RIDGEWORTH LOGO)

RIDGEWORTH CAPITAL MANAGEMENT, INC. PROXY DISCLOSURE TO THE RIDGEWORTH FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, RidgeWorth Capital Management, Inc. (“RidgeWorth”), is authorized to vote proxies on behalf of the RidgeWorth Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

RidgeWorth’s existing Proxy Voting Committee (“Committee”) is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting administration servicing agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most established and capable proxy voting servicing agencies in the industry and chose to hire Glass Lewis & Co. as RidgeWorth’s agent to assist us with meeting the administrative, clerical, functional, and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing Glass Lewis & Co. as an agent to provide such services included its excellent research tools and advanced, state of the art technical capabilities and large scale system support required to accommodate an advisor of our size.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. Management believes that it is in the best interest of shareholders to abstain from voting shares of securities in countries that participate in share blocking.

To address material conflicts of interest, as defined by SEC regulations, involving RidgeWorth relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on RidgeWorth’s, SunTrust Banks, Inc. (“SunTrust”) or a related SunTrust affiliate’s board of directors or (2) where an issuer has substantial banking or other financial relationships with RidgeWorth and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, Glass Lewis & Co., as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. RidgeWorth will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although RidgeWorth has engaged Glass Lewis & Co. to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. RidgeWorth will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of RidgeWorth’s Proxy Policies and Procedures and voting records of the RidgeWorth Funds, may be obtained without charge by contacting the RidgeWorth Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.ridgeworth.com. The policies and procedures are also available in the RidgeWorth Funds’ Statement of Additional Information. Actual voting records will also be filed and available on the SEC’s website.

Again, please know that, as with all matters relating to the RidgeWorth Funds, we at RidgeWorth take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

RidgeWorth Capital Management, Inc.

RidgeWorth Capital Management, Inc. Proxy Policy

RidgeWorth Capital Management, Inc (“RidgeWorth” or “the Firm”) has a Proxy Committee (“Committee”) that is responsible for establishing policies and a procedure designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

After an extensive review of established service providers including size, experience and technical capabilities, the Firm contracted with Glass Lewis & Co. as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection and coordination of proxy material from each custodian for each the Firm client’s account(s),

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each of the Firm’s client’s account(s), in accordance with the Firm’s proxy policies and the Committee’s direction.

3.	Required record keeping and voting record retention of all the Firm proxy voting on behalf the Firm’s clients.

As reflected in the Firm’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, this information will be communicated to Glass Lewis as the Firm’s agent so that the relative shares proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all the Firm’s discretionary investment management clients.

As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, the Firm maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.

The Firm provides and maintains the following standard proxy voting policies:

•	RidgeWorth U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts and funds)

•	RidgeWorth Taft Hartley Proxy Policy

•	RidgeWorth Global/International Proxy Policy

These policies are available as described below. Both brief and extended summaries are available for the RidgeWorth Taft Hartley Proxy Policy and the RidgeWorth Global/International Proxy Policy.

The Committee’s process includes a review and evaluation of relevant, information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner ensuring votes are cast in the best interest of our clients.

Under the Firm Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts.* In this regard the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm Proxy Policies and guidelines as outlined herein generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds.

In those situations proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy policy as RidgeWorth or RidgeWorth votes the proxies on the subadvised funds.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:

1.	Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either the Firm or SunTrust Banks, Inc. or its affiliates, may have a similar significant on-going non-investment management associated relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of the Firm or SunTrust Banks, Inc. or any of its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm, SunTrust Banks, Inc. or its affiliates.

4.	A director or senior officer of the Firm or SunTrust Banks, Inc. serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater held individually by the Firm, or in conjunction with the Firm and SunTrust Banks, Inc. and/or its affiliates

Although the Firm utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.	Retain an independent fiduciary to vote the shares.

2.	Send the proxy material to the client (in the case of mutual funds, the funds’ shareholders) so he or she may vote the proxies.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm also manages assets for several clients (including the RidgeWorth Funds) which engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/ portfolios to approved broker-dealers against cash collateral. On behalf of the Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of the Funds, the Firm will attempt to call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the Advisor believes it is necessary to vote.

Additional Information

RidgeWorth clients:

RidgeWorth follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the RidgeWorth Capital Management Inc. U.S. Domestic Proxy Policy (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Policy (which votes per the general guidelines put forth by the AFL-CIO), and Global/International Proxy Policy and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact RidgeWorth Capital Management, Inc., Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305, by telephone at 877-984-7321, or via e-mail at: PMP.operations@ridgeworth.com.

RidgeWorth Funds shareholders:

Although another investment advisor may sub-advise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth Capital Management, Inc. Shareholders of the RidgeWorth Funds may access fund related proxy voting information by calling 1-888-(784-3863) or by visiting www.ridgeworth.com.

*	Management believes that it is in the best interest of shareholders not to vote in shareblocking markets and has instructed Glass Lewis to take no action on these proxies.

RidgeWorth Capital Management, Inc. International Proxy Voting Guidelines

May 22, 2009

Following is a concise summary of general policies for voting global proxies. In addition, RidgeWorth has country- and market-specific policies, which are not captured below.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. RidgeWorth seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance and appoint directors with a breadth and depth of experience.

Board Composition

When possible, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore withhold from a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Classified Boards

RidgeWorth favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. We generally recommend abstaining from dividends with payout ratios of less than 10% or more than 200%.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We will usually recommend voting against approval of the compensation report or policy when any of the following occur:

•	Executives are employed without service contracts;

•	Service contracts provide for notice periods longer than one year;

•	Service contracts provide for the enhancement of employment terms or compensation rights in excess of one year in the event of a change of control;

•

Payments have been made or longer-term obligations entered into (including pension obligations) to compensate an executive who has voluntary left the company and this has not been fully disclosed and justified;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

RidgeWorth recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

RidgeWorth believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

RidgeWorth believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be reasonable in order to retain and attract qualified individuals.

RidgeWorth compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, RidgeWorth believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, RidgeWorth favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it might force shareholders to vote in favor of amendments that they might otherwise reject had they been submitted as separate proposals. In such cases, we will analyze each change individually. We will recommend voting for the proposal only when we believe that all of the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

RidgeWorth believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Increase in Authorized Shares

RidgeWorth believes that adequate capital stock is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30 % of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5% of the issued ordinary share capital of the company. If the proposal contains a figure greater than 5%, the company should provide an explanation. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and

(ii) a maximum price which may be paid for each share (as a percentage of the market price).

Supermajority Vote Requirements

RidgeWorth favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

DOMESTIC PROXY VOTING POLICY UPDATED 2/11/2011

RIDGEWORTH CAPITAL MANAGEMENT, INC.

APPLIED TO ERISA AND NON-ERISA ACCOUNTS AND FUNDS

Number	Chapter	Section	Ballot Item / Proposal [F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote

1.0.	Operational Items	Adjourn Meeting	To provide management with the authority to adjourn an annual or special meeting, except in cases where it does not benefit shareholders	F

1.1.	Operational Items	Amend Quorum Requirements	To reduce quorum requirements for shareholder meetings below a majority of the shares outstanding	A

1.2.	Operational Items	Amend Minor Bylaws	To make housekeeping changes (updates or corrections) to bylaw or charter, except in cases where there is an adverse effect on shareholder value	F

1.3.	Operational Items	Change Company Name	To change the corporate name	F

1.4.	Operational Items	Date, Time, or Location of Annual Meeting	Management proposals to change the date/time/location of the annual meeting	F

1.5.	Operational Items	Date, Time, or Location of Annual Meeting	Shareholder proposals To change the date/time/location of the annual meeting	A

1.6.	Operational Items	Auditors	To ratify auditors (except as described below)	F

1.6.a	Operational Items	Auditors	To ratify auditors if significant material restatement, the auditor’s contract contains certain provisions that require the company to use alternative dispute resolution, the audit contract has limited liability clauses or any other situation is identified that may impair the auditor’s ability to perform an independent audit (this can include: audit fees too low or too high, the auditor performs other work than the audit such as tax-shelter work, etc.).	A

1.7.	Operational Items	Auditors	Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services	A

1.8.	Operational Items	Auditors	Shareholder proposals to require audit firm rotation	A

1.9.	Operational Items	Transact Other Business	To approve other business when it appears as voting item	A

2.0.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees are evaluated taking into consideration independence, performance, experience, and corporate governance.	C

2.1.	Board of Directors	Age Limits	To limit the tenure of outside directors either through term limits or mandatory retirement ages.	A

2.2.	Board of Directors	Board Size	To fix the board size or designate a range for the board size	F

2.3.	Board of Directors	Board Size	To give management the ability to alter the size of the board outside of a specified range without shareholder approval	A

2.4.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to classify the board	C

2.5.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to repeal classified boards and to elect all directors annually.	F

2.6.	Board of Directors	Cumulative Voting	To eliminate cumulative voting.	F

2.7.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company has some form of majority voting in place, has not adopted anti takeover protections and has been responsive to shareholders.	A

2.8.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company does not have any form of majority voting in place	F

2.9.	Board of Directors	Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection not particularly described below.	C

2.10.	Board of Directors	Director and Officer Indemnification and Liability Protection	To eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.	A

2.11.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	A

2.12.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.	F

2.13.	Board of Directors	Establish/ Amend Nominee Qualifications	To establish or amend director qualifications	A

2.14.	Board of Directors	Establish/ Amend Nominee Qualifications	Shareholder proposals requiring two candidates per board seat	A

2.15.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that directors may be removed only for cause.	A

2.16.	Board of Directors	Filling Vacancies/ Removal of Directors	To restore shareholder ability to remove directors with or without cause.	F

2.17.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that only continuing directors may elect replacements to fill board vacancies.	A

2.18.	Board of Directors	Filling Vacancies/ Removal of Directors	To permit shareholders to elect directors to fill board vacancies.	F

2.19.	Board of Directors	Independent Chairman (Separate Chairman/CEO)	To recommend that the positions of chairman and CEO be combined.	C

2.20.	Board of Directors	Independent Chairman (Separate Chairman/CEO	To recommend that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals.	A

2.21.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals to require that a majority or more of directors be independent	F

2.22.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors	F

2.23.	Board of Directors	Open Access	Shareholder proposals asking for open access	A

2.24.	Board of Directors	Stock Ownership Requirements	Shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

2.25.	Board of Directors	Stock Ownership Requirements	Shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)	A

2.26.	Board of Directors	Term Limits	Shareholder or management proposals to limit the tenure of outside directors	A

2.30.	Board of Directors	Majority Voting Standard	Shareholder proposals requesting a majority voting standard on election of directors	F

3.0.	Proxy Contests	Voting for Director Nominees in Contested Elections	Votes in a contested election of directors	C

3.1.a	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

3.1.b	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (unless described above)	A

3.2.	Proxy Contests	Confidential Voting	Shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election	A

3.3.	Proxy Contests	Confidential Voting	Management proposals to adopt confidential voting.	A

4.0.	Antitakeover Defenses and Voting Related Issues	Advance Notice Requirements for Shareholder Proposals/Nominations	Advance notice proposals	F

4.1.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board exclusive authority to amend the bylaws	F

4.2.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board the ability to amend the bylaws in addition to shareholders	F

4.3.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification	C

4.4.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals asking that any future pill be put to a shareholder vote	F

4.5.a	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill	C

4.6.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To restrict or prohibit shareholder ability to take action by written consent	A

4.7.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To allow or make easier shareholder action by written consent	F

4.8.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To restrict or prohibit shareholder ability to call special meetings.	A

4.9.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To remove restrictions on the right of shareholders to act independently of management.	F

4.10.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To require a supermajority shareholder vote pertaining to issues other than election of directors.	A

4.11.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To lower supermajority vote requirements pertaining to issues other than election of directors.	F

5.0.	Mergers and Corporate Restructurings	Appraisal Rights	To restore, or provide shareholders with, rights of appraisal.	A

5.1.	Mergers and Corporate Restructurings	Asset Purchases	On asset purchase proposals	C

5.2.	Mergers and Corporate Restructurings	Asset Sales	Asset sales	C

5.3.	Mergers and Corporate Restructurings	Bundled Proposals	Bundled or “conditioned” proxy proposals	C

5.4.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, absent penalties or likely bankruptcy.	C

5.5.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.	F

5.6.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, absent likely bankruptcy.	C

5.7.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan where bankruptcy is likely if the transaction is not approved	F

5.8.	Mergers and Corporate Restructurings	Formation of Holding Company	To form a holding company	C

5.9.	Mergers and Corporate Restructurings	Going Private Transactions (LBOs and Minority Squeeze outs)	To make the company private rather than public	C

5.10.	Mergers and Corporate Restructurings	Joint Ventures	To form joint ventures	C

5.11.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is not likely	C

5.12.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is likely	F

5.13.	Mergers and Corporate Restructurings	Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	To merge with or acquire another company	C

5.14.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is not likely	C

5.15.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is likely	F

5.16.	Mergers and Corporate Restructurings	Spin-offs	To spin off a unit or line of business	C

5.17.	Mergers and Corporate Restructurings	Value Maximization Proposals	To maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.	C

6.0.	State of Incorporation	Control Share Acquisition Provisions	To opt out of control share acquisition statutes	F

6.1.	State of Incorporation	Control Share Acquisition Provisions	To amend the charter to include control share acquisition provisions.	A

6.2.	State of Incorporation	Control Share Acquisition Provisions	To restore voting rights to the control shares.	F

6.3.	State of Incorporation	Control Share Cash out Provisions	To opt out of control share cash out statutes.	F

6.4.	State of Incorporation	Disgorgement Provisions	To opt out of state disgorgement provisions.	F

6.5.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions	C

6.6.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.	A

6.7.	State of Incorporation	Freeze Out	proposals to opt out of state freeze out provisions	F

6.8.	State of Incorporation	Greenmail	To adopt anti greenmail charter of bylaw amendments Or otherwise restrict a company’s ability to make greenmail payments.	F

6.9.	State of Incorporation	Greenmail	To adopt anti greenmail proposals when they are bundled with other charter or bylaw amendments.	F

6.10.	State of Incorporation	Reincorporation Proposals	To change a company’s state of incorporation	C

6.11.	State of Incorporation	Stakeholder Provisions	To consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.	A

6.12.	State of Incorporation	State Anti takeover Statutes	To opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).	C

7.0.	Capital Structure	Adjustments to Par Value of Common Stock	Management proposals to reduce or eliminate the par value of common stock.	F

7.1.	Capital Structure	Common Stock Authorization	To increase the number of shares of common stock authorized for issuance	C

7.2.	Capital Structure	Common Stock Authorization	To increase the number of authorized shares of the class of stock that has superior voting rights.	C

7.3.	Capital Structure	Common Stock Authorization	To approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain	F

7.4.	Capital Structure	Dual-class Stock	Proposals to create a new class of common stock with superior voting rights	A

7.5.	Capital Structure	Dual-class Stock

To create a new class of nonvoting or sub-voting common stock if:

•    It is intended for financing purposes with minimal or no dilution to current shareholders

•    It is not designed to preserve the voting power of an insider or significant shareholder

F

7.6.	Capital Structure	Issue Stock for Use with Rights Plan	To increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).	A

7.7.	Capital Structure	Preemptive Rights	Shareholder proposals that seek preemptive rights	C

7.8.	Capital Structure	Preferred Stock	To authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).	A

7.9.	Capital Structure	Preferred Stock	To create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).	F

7.10.	Capital Structure	Preferred Stock	To authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable	F

7.11.	Capital Structure	Preferred Stock	To increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.	A

7.12.	Capital Structure	Preferred Stock	To increase the number of blank check preferred shares	A

7.13.	Capital Structure	Recapitalization	Recapitalizations (reclassifications of securities)	C

7.14.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced	F

7.15.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split to avoid delisting.	F

7.16.	Capital Structure	Reverse Stock Splits	To implement a reverse stock splits that do not proportionately reduce the number of shares authorized or considered “going dark” transactions.	C

7.17.	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms	F

7.17.a	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which derivatives may be utilized	C

7.18.	Capital Structure	Stock Distributions: Splits and Dividends	Management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance	F

7.19.	Capital Structure	Tracking Stock	To authorize the creation of tracking stock	C

8.0.	Executive and Director Compensation	Executive Compensation	Executive compensation plans or plan amendments.	C

8.1.	Executive and Director Compensation	Director Compensation	Plans for director compensation	C

8.5.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans.	C

8.6.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking additional disclosure of executive and director pay information,	A

8.7.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.	A

8.8.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals requiring director fees be paid in stock only	A

8.9.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals to put option re-pricings to a shareholder vote	F

8.10.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	For all other shareholder proposals regarding executive and director pay	C

8.25	Executive and Director Compensation	Performance-Based Stock Options	Shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).	C

8.26.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification	A

8.27.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Proposals to ratify or cancel golden parachutes.	C

8.28.	Executive and Director Compensation	Pension Plan Income Accounting	Shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation	F

8.29.	Executive and Director Compensation	Supplemental Executive Retirement Plans (SERPs)	Shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote	A

8.31.	Executive and Director Compensation	Equity Based Compensation Plans	Management proposals for equity plans	C

8.32	Executive and Director Compensation	Transferable Stock Options	Management and shareholder proposals for new on-going Transferable Stock option plans if the total cost of the company’s equity plans is less than the company’s allowable cap.	F

9.0.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	To phase out the use of animals in product testing	A

9.1.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Report on animal welfare	A

9.2.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Adopt animal welfare policy	A

9.3.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Pricing	To implement price restraints on pharmaceutical products	A

9.4.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Reimportation

Proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation or proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation

A

9.5.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Genetically Modified Foods	To voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.	A

9.6.	Social and Environmental Issues	Genetically Modified Foods	A report on the feasibility of labeling products containing GE ingredients	A

9.7.	Social and Environmental Issues	Genetically Modified Foods	A report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds	A

9.8.	Social and Environmental Issues	Genetically Modified Foods	Report on the health and environmental effects of genetically modified organisms (GMOs)	A

9.9.	Social and Environmental Issues	Genetically Modified Foods	To completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients	A

9.10.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Handguns	Reports on a company’s policies aimed at curtailing gun violence in the United States	A

9.11.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: HIV/AIDS	Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations	A

9.12.	Social and Environmental Issues	HIV/AIDS	To establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries	A

9.13.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Predatory Lending	Reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight	A

9.14.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Tobacco	Proposals seeking stronger product warnings	A

9.15.	Social and Environmental Issues	Tobacco	Proposals asking that the company’s operating facilities be smoke-free	A

9.16.	Social and Environmental Issues	Tobacco	Proposals dealing with product placement in stores or advertising to youth.	A

9.17.	Social and Environmental Issues	Tobacco	Proposals asking the company to cease production of tobacco-related products or cease selling products to tobacco companies.	A

9.18.	Social and Environmental Issues	Tobacco	Proposals to spin-off tobacco-related businesses:	A

9.19.	Social and Environmental Issues	Tobacco	Proposals prohibiting investment in tobacco equities.	A

9.20.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Toxic Chemicals	Proposals requesting that a company discloses its policies related to toxic chemicals, proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, or proposals requiring that a company reformulate its products within a certain timeframe.	A

9.21.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Arctic National Wildlife Refuge	Requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR)	A

9.22.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: CERES Principles	Proposals to adopt the CERES Principles	A

9.23.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Environmental - Economic Risk Report	Proposals requests reports assessing economic risks of environmental pollution or climate change or reports outlining potential environmental damage from operations in protected regions, including wildlife refuges.	A

9.24.	Social and Environmental Issues	Environmental Reports	Proposals for reports disclosing the company’s environmental policies.	A

9.25.	Social and Environmental Issues	Nuclear Safety	Proposals requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods	A

9.26.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Global Warming	Proposals to make reports on the level of greenhouse gas emissions from the company’s operations and products.	A

9.27.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Recycling	Proposals to adopt a comprehensive recycling strategy	A

9.28.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Renewable Energy	Proposals to invest in renewable energy sources.	A

9.29.	Social and Environmental Issues	Renewable Energy	Requests for reports on the feasibility of developing renewable energy sources	A

9.30.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Sustainability Report	Proposals to make report on its policies and practices related to social, environmental, and economic sustainability	A

9.31.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Efficiency Report	Report on energy efficiency	A

9.32.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Kyoto Protocol	Proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets	A

9.33.	Social and Environmental Issues	LAND USE	Proposals that request the disclosure of detailed information on a company’s policies related to land use or development	A

9.34.	Social and Environmental Issues	CAFOs	Proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs)	A

9.35.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Charitable/ Political Contributions	Proposals to affirm political nonpartisanship in the workplace	A

9.36.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to report or publish in newspapers the company’s political and/or charitable contributions	A

9.37.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to prohibit the company from making political contributions	A

9.38.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to restrict the company from making charitable contributions	A

9.39.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to publish a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company	A

9.40.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Link Executive Compensation to Social Performance	Proposals to review ways of linking executive compensation to social factors	A

9.41.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: China Principles	Proposals to implement the China Principles.	A

9.42.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: Country-specific human rights reports	Proposals to make reports detailing the company’s operations in a particular country and steps to protect human rights	A

9.43.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: International Codes of Conduct/Vendor Standards	Proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring	A

9.44.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: MacBride Principles	Proposals to endorse or increase activity on the MacBride Principles.	A

9.45.	Social and Environmental Issues	MILITARY BUSINESS: Foreign Military Sales/Offsets	Proposals to make reports on foreign military sales or offsets.	A

9.46.	Social and Environmental Issues	MILITARY BUSINESS: Landmines and Cluster Bombs	Proposals asking the company to renounce future involvement in antipersonnel landmine production	A

9.47.	Social and Environmental Issues	MILITARY BUSINESS: Nuclear Weapons	Proposals asking the company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts	A

9.48.	Social and Environmental Issues	MILITARY BUSINESS: Operations in Nations Sponsoring Terrorism (Iran)	Proposals asking the company to appoint a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran,	A

9.49.	Social and Environmental Issues	MILITARY BUSINESS: Spaced-Based Weaponization	Proposals asking the company to make reports on a company’s involvement in spaced-based weaponization	A

9.50.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Requests for reports on the company’s efforts to diversify the board	A

9.51.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Proposals asking the company to increase the representation of women and minorities on the board	C

9.52.	Social and Environmental Issues	WORKPLACE DIVERSITY: Equal Employment Opportunity (EEO)	Proposals to increase regulatory oversight of EEO programs	A

9.53.	Social and Environmental Issues	WORKPLACE DIVERSITY: Glass Ceiling	To increase regulatory oversight of EEO programs and Glass Ceiling proposals	A

9.54.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Exclude reference to sexual orientation from the EEO statement	A

9.55.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Proposals to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation	A

9.56.	Social and Environmental Issues	Sexual Orientation	Proposals to extend company benefits to or eliminate benefits from domestic partners	A

9.57	Social and Environmental Issues	Outsourcing	Proposals asking for companies to report on the risks associated with outsourcing or offshoring.	A

9.58	Social and Environmental Issues	Community Impact Assessment	Proposals asking for reports outling the potential community impact of company operations in specific regions.	A

9.59	Social and Environmental Issues	Internet Privacy and Censorship	Proposals requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.	F

9.60	Social and Environmental Issues	Adoption of Health Care Reform Principles	Proposals to adopt the implementation of national health care reform principles at the company level.	A

10.0.	Mutual Fund Proxies	Election of Directors	Director nominees who are not described below	F

10.1.	Mutual Fund Proxies	Election of Directors	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years	W

10.2.	Mutual Fund Proxies	Convert Closed-end Fund to Open-end Fund	Conversion Proposals	C

10.3.	Mutual Fund Proxies	Proxy Contests	Proxy Contests	C

10.4.	Mutual Fund Proxies	Investment Advisory Agreements	Investment Advisory Agreements	F

10.5.	Mutual Fund Proxies	Approve New Classes or Series of Shares	The establishment of new classes or series of shares.	F

10.6.	Mutual Fund Proxies	Change Fundamental Restriction to Nonfundamental Restriction	Proposals to change a fund’s fundamental restriction to a non fundamental restriction	C

10.7.	Mutual Fund Proxies	Change Fundamental Investment Objective to Nonfundamental	Proposals to change a fund’s fundamental investment objective to a non fundamental investment objective	C

10.8.	Mutual Fund Proxies	Name Change Proposals	Name change proposals.	F

10.9.	Mutual Fund Proxies	Change in Fund’s Sub classification	To change a fund’s sub-classification	F

10.10.	Mutual Fund Proxies	Disposition of Assets / Termination / Liquidation	To dispose of assets, liquidate or terminate the fund	F

10.11.	Mutual Fund Proxies	Changes to the Charter Document	To make changes to the charter document	C

10.12.	Mutual Fund Proxies	Changes to the Charter Document	Removal shareholder approval requirement to reorganize or terminate the trust or any of its series	F

10.13.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement for amendments to the new declaration of trust	F

10.14.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act	F

10.15.	Mutual Fund Proxies	Changes to the Charter Document	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares	F

10.16.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to engage in and terminate Sub-advisory arrangements	F

10.17.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to change the domicile of the fund	F

10.18.	Mutual Fund Proxies	Change the Fund’s Domicile	Fund’s Reincorporation	C

10.19.	Mutual Fund Proxies	Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval	Proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.	F

10.20.	Mutual Fund Proxies	Distribution Agreements	Distribution agreements	F

10.21.	Mutual Fund Proxies	Master-Feeder Structure	Establishment of a master-feeder structure.	F

10.22.	Mutual Fund Proxies	Mergers	Mergers and Acquisitions	C

10.23.	Mutual Fund Proxies	Shareholder Proposals to Establish Director Ownership Requirement	To mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

10.24.a	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

10.24.b	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (except as described above)	A

10.25.	Mutual Fund Proxies	Shareholder Proposals to Terminate Investment Advisor	To terminate the investment advisor	C

APPENDIX C

MSCI INDEX DISCLOSURE

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISBILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

C-1

Ridgeworth Funds (“Registrant”)

Part C: Other Information

Item 28. Exhibits:

(a)(1)	Agreement and Declaration of Trust, dated January 15, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15, filed July 31, 1996 (“PEA No. 15”).

(a)(2)	Amendment, dated March 31, 2008, to Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 74, filed May 16, 2008 (“PEA No. 74”).

(b)(1)	Amended and Restated By-Laws, dated August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37, filed September 21, 2000.

(b)(2)	Amendment No. 1, effective March 31, 2008, to Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 75, filed May 30, 2008 (“PEA No. 75”).

(c)	Not applicable.

(d)(1)	Amended and Restated Investment Advisory Agreement dated, November 14, 2006, between the Registrant and RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) (“RidgeWorth Investments”) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 67, filed May 30, 2007.

(d)(2)	Amendment, dated April 1, 2008, to the Amended and Restated Investment Advisory Agreement between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (d)(3) of PEA No. 74.

(d)(3)	Schedule A to the Amended and Restated Investment Advisory Agreement between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 83, filed May 27, 2011 (“PEA No. 83”).

(d)(4)	Investment Subadvisory Agreement, dated December 19, 2008, between RidgeWorth Investments and Zevenbergen Capital Investments, LLC (“Zevenbergen”) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 78, filed February 12, 2009 (“PEA No. 78”).

(d)(5)	Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Investments and Ceredex Value Advisors LLC (“Ceredex”) is incorporated herein by reference to Exhibit (d)(10) of PEA No. 74.

(d)(6)	Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Investments and Certium Asset Management LLC (“Certium”) is incorporated herein by reference to Exhibit (d)(11) of PEA No. 74.

(d)(7)	Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Investments and Seix Investment Advisors LLC (“Seix”) is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 76, filed July 29, 2008 (“PEA No. 76”).

(d)(8)	Amended Schedule A to the Investment Subadvisory Agreement between RidgeWorth Investments and Seix is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 79, filed May 29, 2009 (“PEA No. 79”).

(d)(9)	Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Investments and Silvant Capital Management LLC (“Silvant”) is incorporated herein by reference to Exhibit (d)(14) of PEA No. 74.

(d)(10)	Amended Schedule A to the Investment Subadvisory Agreement between RidgeWorth Investments and Silvant is incorporated herein by reference to Exhibit (d)(10) of PEA No. 83.

(d)(11)	Amended Schedule A to the Investment Subadvisory Agreement, dated May 13, 2011, between RidgeWorth Investments and Silvant is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 84, filed July 29, 2011 (“PEA No. 84”).

(d)(12)	Investment Subadvisory Agreement, dated March 31, 2008, between RidgeWorth Investments and StableRiver Capital Management LLC (“StableRiver”) is incorporated herein by reference to Exhibit (d)(15) of PEA No. 74.

(d)(13)	Expense Limitation Agreement, dated August 1, 2011, among the Registrant, RidgeWorth Investments, Zevenbergen, Seix and StableRiver is incorporated herein by reference to Exhibit (d)(13) of PEA No. 84.

(d)(14)	Amended Schedule A to the Investment Subadvisory Agreement, dated April 9, 2012, between RidgeWorth Investments and StableRiver is filed herein.

(d)(15)	Amended Schedule A and Schedule B to the Investment Subadvisory Agreement, dated December 19, 2008, between RidgeWorth Investments and Zevenbergen is filed herewith.

(e)(1)	Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors LLC (“RidgeWorth Distributors”) is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 80, filed July 29, 2009 (“PEA No. 80”).

(e)(2)	First Amendment, dated August 1, 2009, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 81, filed May 28, 2010 (“PEA No. 81”).

(e)(3)	Second Amendment, dated March 31, 2009 and as amended on August 1, 2009, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(3) of PEA No. 83.

(f)	Not applicable.

(g)(1)	Custodian Agreement dated January 29, 2003 between the Registrant (formerly, STI Classic Funds), RidgeWorth Variable Trust (formerly, STI Classic Variable Trust) and Brown Brothers Harriman & Co. (“Brown Brothers”), with respect to the International Equity Fund and International Equity Index Fund, is incorporated herein by reference to Exhibit (g)(1) of PEA No. 84.

(g)(2)	First Amendment dated March 31, 2008 to the Custodian Agreement dated January 29, 2003 by and between Registrant (formerly, STI Classic Funds), RidgeWorth Variable Trust (formerly, STI Classic Variable Trust) and Brown Brothers, with respect to the International Equity Fund and International Equity Index Fund, is incorporated herein by reference to Exhibit (g)(2) of PEA No. 84.

(g)(3)	Master Custodian Agreement, dated August 30, 2010, between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Exhibit (g)(3) of PEA No. 83.

(h)(1)	Administration Agreement, dated August 30, 2010, between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(1) of PEA No. 83.

(h)(2)	Shareholder Service Plan and Agreement relating to Corporate Trust Shares, dated June 1, 1999, between the Registrant and SunTrust Bank is incorporated herein by reference to Exhibit (h)(15) of PEA 81.

(h)(3)	First Amendment, dated March 31, 2008, to the Shareholder Service Plan and Agreement relating to Corporate Trust Shares between the Registrant and SunTrust Bank is incorporated herein by reference to Exhibit (h)(16) of PEA No. 81.

(h)(4)	Shareholder Servicing Plan, dated November 20, 2008, relating to R Shares, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 77, filed December 15, 2008.

(h)(5)	Amended Schedule A, dated August 1, 2009, to the Shareholder Servicing Plan, relating to R Shares, is incorporated herein by reference to Exhibit (h)(17) of PEA No. 80.

(h)(6)	Shareholder Servicing Plan, dated May 14, 2009, with respect to A Shares and I Shares, is incorporated herein by reference to Exhibit (h)(20) of PEA No. 79.

(h)(7)	Amended and Restated Securities Lending Management Agreement, dated January 16, 2009, between the Registrant and Credit Suisse First Boston is incorporated herein by reference to Exhibit (h)(14) of PEA No. 78.

(h)(8)	First Amendment, dated March 4, 2009, to the Amended and Restated Securities Lending Management Agreement between the Registrant and Credit Suisse First Boston is incorporated herein by reference to Exhibit (h)(21) of PEA No. 81.

(h)(9)	Shareholder Service Fee Allocation Agreement, dated August 1, 2009, between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (h)(22) of PEA No. 81.

(h)(10)	Fund Services Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 82, filed July 28, 2010.

(h)(11)	Transfer Agency and Service Agreement, dated August 20, 2010, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Exhibit (h)(11) of PEA No. 84.

(i)	Opinion and Consent of Counsel to be filed by amendment.

(j)	Consent of independent registered public accounting firm to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Service Plan, dated May 17, 2005, as amended March 31, 2008, relating to A Shares is incorporated herein by reference to Exhibit (m)(1) of PEA No. 81.

(m)(2)	Amended Schedule A, dated August 1, 2008, as amended August 1, 2009, to the Distribution and Service Plan, relating to A Shares, is incorporated herein by reference to Exhibit (m)(2) of PEA No. 81.

(m)(3)	Distribution and Service Plan, dated February 11, 2003, as amended March 31, 2008, relating to B Shares, is incorporated herein by reference to Exhibit (m)(3) of PEA No. 81.

(m)(4)	Distribution and Service Plan, dated May 17, 2005, as amended May 14, 2009, relating to C Shares, is incorporated herein by reference to Exhibit (m)(4) of PEA No. 79.

2

(m)(5)	Distribution and Service Plan, dated May 14, 2009, relating to R Shares, is incorporated herein by reference to Exhibit (m)(5) of PEA No. 79.

(n)	Rule 18f-3 Multiple Class Plan is incorporated herein by reference to Exhibit (n) of PEA No. 79.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of PEA No. 75.

(p)(2)	Code of Ethics for RidgeWorth Investments, Ceredex, Certium, Silvant and StableRiver is incorporated herein by reference to Exhibit (p)(2) of PEA No. 84.

(p)(3)	Code of Ethics for Zevenbergen, effective March 14, 2011, is incorporated herein by reference to Exhibit (p)(3) of PEA No. 83.

(p)(4)	Code of Ethics for Seix, adopted September 24, 2004 and last amended March 14, 2011 is incorporated herein by reference to Exhibit (p)(4) of PEA No. 84.

(p)(5)	Code of Ethics for RidgeWorth Distributors is incorporated herein by reference to Exhibit (p)(5) of PEA No. 83.

(q)(1)	Power of Attorney, dated March 1, 2011, for each of Jeffrey M. Biggar, Sidney E. Harris, Connie D. McDaniel, George C. Guynn and Warren Y. Jobe is incorporated herein by reference to Exhibit (q) of PEA No. 83.

(q)(2)	Power of Attorney, dated April 1, 2012, for Tim E. Bentsen is filed herewith.

ITEM 29. Persons Controlled by or under Common Control with Registrant:

See the prospectus and Statement of Additional Information regarding the Registrant’s control relationships.

ITEM 30. Indemnification:

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 1.12 of the Distribution Agreement filed as Exhibit (e)(1) to the Registrant’s Registration Statement.

In addition, Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in Article VIII, every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Trustee or Officer who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31. Business and Other Connections of the Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Investment Adviser:

RidgeWorth Capital Management, Inc.

RidgeWorth Investments, located at 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305, serves as the investment adviser for each of the Registrant’s series.

3

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Ashi Parikh Chairman, Chief Executive Officer, and Chief Investment Officer	CeredexValue Advisors LLC (“Ceredex”) Silvant Capital Management LLC (“Silvant”) StableRiver Capital Management LLC (“StableRiver) Certium Asset Management LLC (“Certium”)	Chief Executive Officer Chief Executive Officer Chairman Chief Executive Officer

Josie C. Rosson Managing Director	Ceredex Certium StableRiver Silvant	Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

John H. Stebbins Chief Financial Officer, Treasurer & Managing Director	Ceredex Certium Seix Silvant StableRiver	Chief Financial Officer Chief Financial Officer Vice President Chief Financial Officer Chief Financial Officer

William A. Turner Managing Director and Board Secretary	StableRiver	Chief Operating Officer

Investment Subadvisers:

Ceredex Value Advisors LLC

Ceredex serves as the investment subadviser for the Registrant’s Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund. The principal address of Ceredex is 300 South Orange Avenue, Suite 1600, Orlando, Florida 32801.

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Ashi Parikh Chief Executive Officer	RidgeWorth Capital Management, Inc. Silvant StableRiver Certium	Chairman, Chief Executive Officer and Chief Investment Officer Chief Executive Officer Chairman Chief Executive Officer

Josie Rosson Chief Compliance Officer	RidgeWorth Capital Management, Inc. Certium StableRiver Silvant	Managing Director Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

John Stebbins Chief Financial Officer	RidgeWorth Capital Management, Inc. Certium Silvant StableRiver Seix	Chief Financial Officer and Treasurer Chief Financial Officer Chief Financial Officer Chief Financial Officer Vice President

Certium Asset Management LLC

Certium serves as the investment subadviser for the Registrant’s International Equity Fund and International Equity Index Fund. The principal address of Certium is 3333 Piedmont Road, Suite 1400, Atlanta, GA 30305.

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Ashi Parikh Chief Executive Officer	RidgeWorth Capital Management, Inc. Silvant Ceredex StableRiver	Chairman, Chief Executive Officer and Chief Investment Officer Chief Executive Officer Chief Executive Officer Chairman

4

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Josie Rosson Chief Compliance Officer	RidgeWorth Capital Management, Inc. Ceredex StableRiver Silvant	Managing Director Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

John Stebbins Chief Financial Officer	RidgeWorth Capital Management, Inc. Ceredex Silvant StableRiver Seix	Chief Financial Officer Chief Financial Officer Chief Financial Officer Chief Financial Officer Vice President

Seix Investment Advisors LLC

Seix serves as the investment subadviser for the Registrant’s Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund. The principal address of Seix is 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458.

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
James Keegan CEO and CIO	RidgeWorth Capital Management, Inc.	Vice President

Silvant Capital Management LLC

Silvant serves as the investment subadviser for the Registrant’s Large Cap Core Growth Stock Fund, Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. The principal address of Silvant is 3333 Piedmont Road, Suite 1400, Atlanta, GA 30305.

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Ashi Parikh Chief Executive Officer	RidgeWorth Capital Management, Inc. Ceredex Certium StableRiver	Chairman, Chief Executive Officer & Chief Investment Officer Chief Executive Officer Chief Executive Officer Chairman

Joe Ransom Managing Director	RidgeWorth Capital Management, Inc.	Vice President

Josie Rosson Chief Compliance Officer	RidgeWorth Capital Management, Inc. Certium StableRiver Ceredex	Managing Director Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

John Stebbins CFO	RidgeWorth Capital Management, Inc. Ceredex Certium Seix StableRiver	Chief Financial Officer Chief Financial Officer Chief Financial Officer Vice President Chief Financial Officer

StableRiver Capital Management LLC

StableRiver serves as the investment subadviser for the Registrant’s Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund. The principal address of StableRiver is 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305

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NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
Ashi Parikh Chairman	RidgeWorth Capital Management, Inc. Ceredex Certium Silvant	Chairman, Chief Executive Officer & Chief Investment Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer

Rick Nelson Chief Executive Officer & Chief Investment Officer	RidgeWorth Capital Management, Inc.	Vice President

Josie Rosson Chief Compliance Officer	RidgeWorth Capital Management, Inc. Ceredex Certium Silvant	Managing Director Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

John Stebbins Chief Financial Officer	RidgeWorth Capital Management, Inc. Ceredex Certium Seix Silvant	Chief Financial Officer Chief Financial Officer Chief Financial Officer Vice President Chief Financial Officer

William A. Turner Chief Operating Officer	RidgeWorth Capital Management, Inc.	Managing Director & Board Secretary

Zevenbergen Capital Investments LLC

Zevenbergen serves as the investment subadviser for the Registrant’s Aggressive Growth Stock Fund. The principal address of Zevenbergen is 601 Union Street, Seattle, Washington 98101.

NAME	NAME OF OTHER COMPANY	CONNECTION WITH OTHER COMPANY
NONE

ITEM 32. Principal Underwriters:

Item 32(a)	RidgeWorth Distributors LLC serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

RidgeWorth Funds

Item 32(b)	The following are Officers and Directors of RidgeWorth Distributors LLC. The main business address of RidgeWorth Distributors LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Director of Compliance	None

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Item 32(c)	Not applicable.

ITEM 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s custodians:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02117

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

(International Equity Fund only)

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

State Street Bank and Trust Company

2 Copley Place, 3rd Floor

Boston, Massachusetts 02116

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser and subadvisers:

RidgeWorth Capital Management, Inc.

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(records relating to its function as adviser)

Ceredex Value Advisers LLC

300 South Orange Avenue, Suite 1600

Orlando, FL 32801

(records relating to its function as subadviser)

Certium Asset Management LLC

3333 Piedmont Road, Suite 1400

Atlanta, GA 30305

(records relating to its function as subadviser)

Seix Investment Advisors LLC

10 Mountain View Road

Suite C-200

Upper Saddle River, New Jersey 07458

(records relating to its function as subadviser)

Silvant Capital Management LLC

3333 Piedmont Road, Suite 1400

Atlanta, GA 30305

(records relating to its function as subadviser)

StableRiver Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(records relating to its function as subadviser)

Zevenbergen Capital Investments LLC

601 Union Street

Suite 4600

Seattle, Washington 98101

(records relating to its function as subadviser)

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(d)	RidgeWorth Distributors LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

(records relating to its function as distributor)

ITEM 34. Management Services:

None.

ITEM 35. Undertakings:

None.

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NOTICE

A copy of the Agreement and Declaration of Trust, as amended, for the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 86 under the Securities Act of 1933, as amended, and Post-Effective Amendment No. 87 under the Investment Company Act of 1940, as amended, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, and State of Georgia, on the 25th day of May, 2012.

By:	/s/ JULIA R. SHORT
Julia R. Short
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JEFFREY M. BIGGAR* Jeffrey M. Biggar	Trustee	May 25, 2012

/s/ GEORGE C. GUYNN* George C. Guynn	Trustee	May 25, 2012

/s/ SIDNEY E. HARRIS* Sidney E. Harris	Trustee	May 25, 2012

/s/ WARREN Y. JOBE* Warren Y. Jobe	Trustee	May 25, 2012

/s/ CONNIE D. MCDANIEL* Connie D. McDaniel	Trustee	May 25, 2012

/s/ TIM E. BENTSEN* Tim E. Bentsen	Trustee	May 25, 2012

/s/ JULIA R. SHORT Julia R. Short	President and Chief Executive Officer	May 25, 2012

/s/ CYNTHIA L. MORSE-GRIFFIN Cynthia L. Morse-Griffin	Treasurer and Chief Financial Officer	May 25, 2012

*By:	/s/ JULIE TEDESCO
Julie Tedesco

*	Pursuant to Powers of Attorney.

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Exhibit Index

Exhibit	Document

(d)(14)	Amended Schedule A to the Investment Subadvisory Agreement, dated April 9, 2012, between RidgeWorth Investments and StableRiver

(d)(15)	Amended Schedule A and Schedule B to the Investment Subadvisory Agreement, dated December 19, 2008, between RidgeWorth Investments and Zevenbergen

(q)(2)	Power of Attorney

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